UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
VONAGE HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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VONAGE HOLDINGS CORP.
23 MAIN STREET
HOLMDEL, NJ 07733
[April 26, 2013]
Dear Stockholders,
We are pleased to invite you to attend the annual meeting of stockholders of Vonage Holdings Corp. to be held on Thursday, June 6, 2013 at 10:00 a.m., local time. For your convenience, we are pleased that our annual meeting will be a completely virtual meeting, conducted via a live webcast at www.virtualshareholdermeeting.com/VG2013. You will be able to attend our annual meeting, vote your shares electronically and submit questions during the annual meeting. Details regarding admission to the meeting and the business to be conducted are provided in the accompanying Notice of 2013 Annual Meeting of Stockholders and Proxy Statement. Included with the Proxy Statement is a copy of our 2012 annual report, including our Form 10-K for the year ended December 31, 2012 (without exhibits). We encourage you to read our 2012 annual report, which includes our audited financial statements and information about our operations, markets, and products.
Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by proxy or by providing voting instructions to your broker, trustee or nominee will ensure your representation at the annual meeting regardless of whether you attend. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.
Also, if you plan to attend our annual meeting please see the admission instructions set forth in the Notice of 2013 Annual Meeting of Stockholders.
Thank you for your ongoing support of Vonage. We look forward to your participation in our annual meeting.
Sincerely,
Marc P. Lefar
Chief Executive Officer

VONAGE HOLDINGS CORP.
23 MAIN STREET
HOLMDEL, NJ 07733
NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., local time, on Thursday, June 6, 2013

Place	via live webcast at www.virtualshareholdermeeting.com/VG2013

Items of Business	At the meeting, we will ask you and our other stockholders to:

(1)	elect three Class I directors for terms to expire at the 2016 annual meeting of stockholders;

(2)	ratify the recent election of one Class III director for a term to expire at the 2015 annual meeting of stockholders;

(3)	ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;
(4)	approve the amendment and restatement of our 2006 Incentive Plan to increase the maximum number of shares available for issuance; and
(5)	ratify the extension of our Tax Benefits Preservation Plan.

The stockholders will also act on any other business as may properly come before the meeting or any postponement or adjournment of the meeting. The board of directors has no knowledge of any other business to be transacted at the annual meeting.

Record Date
You may vote if you were a stockholder of record at the close of business on April 12, 2013. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2013 annual meeting for a period of 10 days prior to the meeting at our principal executive offices at 23 Main Street, Holmdel, NJ 07733, and electronically during the 2013 annual meeting at www.virtualshareholdermeeting.com/VG2013 when you enter your 12-Digit Control Number.

Proxy Voting
It is important that your shares be represented and voted at the meeting. If you are a stockholder of record and do not plan to attend the meeting, please mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope or vote over the Internet or by telephone. You may revoke your proxy at any time before its exercise at the meeting. If you do not hold your shares of record and you do not plan to attend the meeting, please follow the instructions provided by your broker, trustee or other nominee to ensure that your shares are voted.

By order of the Board of Directors,

Kurt M. Rogers, Corporate Secretary
[April 26, 2013]
Important Notice Regarding the Availability of Proxy Materials for Our
Annual Meeting of Stockholders to Be Held on June 6, 2013
The accompanying proxy statement and our 2012 annual report to stockholders are available at http://ir.vonage.com/

Page No
GENERAL INFORMATION	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
Q: What information is contained in this proxy statement?	1
Q: What shares can I vote?	1
Q: How many votes am I entitled to per share?	1
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
Q: How can I attend the annual meeting?	2
Q: How can I vote my shares without attending the annual meeting?	2
Q: Can I change my vote?	3
Q: How many shares must be present or represented to conduct business at the annual meeting?	3
Q: What is the voting requirement to approve each of the proposals?	3
Q: What is the effect of not casting a vote?	4
Q: What happens if additional matters are presented at the annual meeting?	4
Q: Who will serve as inspector of elections?	4
Q: What should I do if I receive more than one set of voting materials?	4
Q: What is “householding” and how do I revoke my consent to the householding program?	5
Q: How may I obtain an additional copy of our 2012 annual report and proxy materials?	5
Q: Who will bear the cost of soliciting votes for the annual meeting?	5
Q: What is the deadline to propose actions for consideration at the 2013 annual meeting of stockholders or to nominate individuals to serve as directors?	6

PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
General	8
Board Composition and Nominees	8
Nominees for Terms Expiring in 2016 (Class I Directors)	9
Directors Whose Terms Expire in 2014 (Class II Directors)	10
Directors Whose Terms Expire in 2015 (Class III Directors)	11
Transactions with Related Persons	12
Recommendation of our Board of Directors	13

PROPOSAL NO. 2 RATIFICATION OF ELECTION OF STEPHEN FISHER TO THE BOARD OF DIRECTORS	14
General	14
Recommendation of our Board of Directors	15

PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
General	14
Auditors' Fees	14
Pre-Approval Policies and Procedures	14
Recommendation of the Board of Directors	15

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2006 INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE	16
General	16
Summary of 2006 Incentive Plan	16
Federal Income Tax Information	20
New Plan Benefits	21
Recommendation of the Board of Directors	21

i

ii

2012 Director Compensation	65

EQUITY COMPENSATION PLAN INFORMATION	66

STOCK OWNERSHIP INFORMATION	67

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	70

iii

VONAGE HOLDINGS CORP.
23 MAIN STREET
HOLMDEL, NJ 07733
PROXY STATEMENT
GENERAL INFORMATION
For Our Annual Meeting of Stockholders to be held on June 6, 2013
Vonage Holdings Corp. (referred to as “we,” “us,” “our,” “the company,” or “Vonage” in this document) has sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at our 2013 Annual Meeting of Stockholders. The annual meeting will be held on Thursday, June 6, 2013, at 10:00 a.m., local time, via live webcast at www.virtualshareholdermeeting.com/VG2013. If the annual meeting is adjourned or postponed for any reason, the proxies may be used at any adjournments or postponements of the annual meeting. A replay of the webcast will be available on the Investor Relations section of our website through June 30, 2013.
This proxy statement summarizes information about the proposals to be considered at the annual meeting and other information you may find useful in determining how to vote. We are mailing this proxy statement and the enclosed proxy card to stockholders on or about [April 26, 2013]. We are also enclosing a copy of our annual report, including our Form 10-K for the year ended December 31, 2012 (without exhibits). We sometimes refer to the year ended December 31, 2012 as “fiscal year 2012” in this proxy statement.
OTHER INFORMATION
Our Form 10-K for fiscal year 2012, as filed with the Securities and Exchange Commission, or SEC, which includes our audited financial statements, is available free of charge on the Investor Relations section of our website at http://ir.vonage.com/ or through the SEC’s electronic data system at www.sec.gov. To request a printed copy of our Form 10-K (without exhibits), which we will provide to you free of charge, you may: write to Vonage’s Investor Relations Department at Vonage Holdings Corp., 23 Main Street, Holmdel, NJ 07733 or call us at 732.365.1328 or send an email through the Vonage Investor Relations website at http://ir.vonage.com/.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Q: What information is contained in this proxy statement?
A: The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers in 2012, and certain other required information.
Q: What shares can I vote?
A: Each share of Vonage common stock issued and outstanding as of the close of business on April 12, 2013, which we refer to as the Record Date, is entitled to vote on all items being voted on at the annual meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, trustee or other nominee such as a bank. On the Record Date, we had [______] shares of common stock issued and outstanding.
Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Most Vonage stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Vonage. As the stockholder of record, you have the right to grant your voting proxy directly to Vonage or to vote in person at the annual meeting. We have enclosed or sent a proxy card for you to use.
Beneficial Owner
If your shares are held in a brokerage account or by a trustee or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the annual meeting.
Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. Your broker, trustee or other nominee can provide you information on how to obtain a “legal proxy.” Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.
Q: How can I attend and vote at the annual meeting?
A: You are entitled to attend the annual meeting only if you were a Vonage stockholder or joint holder as of the Record Date, the close of business on April 12, 2013, or you hold a valid proxy for the annual meeting. We will be hosting the 2013 annual meeting live via webcast. A summary of the information you need to attend the annual meeting online is provided below:

•	Any stockholder can attend the 2013 annual meeting live via the Internet at www.virtualshareholdermeeting.com/VG2013

•	Webcast starts at 10:00 a.m. local time

•	Stockholders may vote and submit questions while attending the annual meeting on the Internet

•	Please have your 12-Digit Control Number to enter the annual meeting

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VG2013

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/VG2013 on the day of the annual meeting

•	Webcast replay of the annual meeting will be available until June 30, 2013
Q: How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.
By Internet—Stockholders of record of Vonage common stock with Internet access may submit proxies by following the “VOTE BY INTERNET” instructions on their proxy cards until 11:59 p.m., Eastern Time, on June 5, 2013. Most Vonage stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for Internet voting availability.
By Telephone—Stockholders of record of Vonage common stock who live in the United States or Canada may submit proxies by following the “VOTE BY TELEPHONE” instructions on their proxy cards until 11:59 p.m., Eastern Time, June 5, 2013. Most Vonage stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.
By Mail—Stockholders of record of Vonage common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Vonage stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.
Q: Can I change my vote?
A: You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to Vonage’s Corporate Secretary at Vonage Holdings Corp., 23 Main Street, Holmdel, NJ 07733 prior to your shares being voted, or by attending the annual meeting on the Internet and voting. Attendance at the meeting on the Internet will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting while attending the annual meeting on the Internet.
Q: How many shares must be present or represented to conduct business at the annual meeting?
A: The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock of Vonage must be present in person or represented by proxy. Broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: What is the voting requirement to approve each of the proposals?
A: Directors are elected by a plurality of the votes cast. This means that the three Class I candidates for election as directors receiving the highest number of “FOR” votes will be elected. Stockholders cannot cumulate votes in the election of directors. Votes withheld and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of directors.

The proposal to ratify the election of one Class III director requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voting on the proposal at the annual meeting. Abstentions are considered votes cast and, accordingly, will have the same effect as a vote against the proposal.
The proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voting on the proposal at the annual meeting. Abstentions are considered votes cast and, accordingly, will have the same effect as a vote against the proposal.
The proposal to approve the amendment and restatement of our 2006 Incentive Plan requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voting on the proposal at the annual meeting. Abstentions are considered votes cast and, accordingly, will have the same effect as a vote against the proposal.
The proposal to ratify the extension of our Tax Benefits Preservation Plan requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voting on the proposal at the annual meeting. Abstentions are considered votes cast and, accordingly, will have the same effect as a vote against the proposal.
Q: What is the effect of not casting a vote?
A: If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under New York Stock Exchange rules, brokers would have discretionary voting power with respect to ratification of BDO USA, LLP, but not for the election of directors, ratification of the election of directors, the approval of the amendment and restatement of our 2006 Incentive Plan, or the approval of the extension of our Tax Benefits Preservation Plan. We encourage you to provide instructions to your broker, trustee or other nominee regarding the voting of your shares.
If you are a stockholder of record and do not return a proxy card, no votes will be cast on your behalf on any of the items of business at the annual meeting. If you are a stockholder of record and return your proxy card but it does not indicate any voting instructions, such proxy will be voted FOR the election of all director nominees named in this proxy statement, FOR the ratification of the election of one Class III director, FOR the proposal to ratify of BDO USA, LLP, FOR the approval of the amendment and restatement of our 2006 Incentive Plan, and FOR the ratification of the extension of our Tax Benefits Preservation Plan.
Q: What happens if additional matters are presented at the annual meeting?
A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.
Q: Who will serve as inspector of elections?
A: The inspector of elections will be a representative from Broadridge Investor Communications Services.
Q: What should I do if I receive more than one set of voting materials?
A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Vonage proxy card and voting instruction card that you receive.
Q: What is “householding” and how do I revoke my consent to the householding program?
A: Vonage has adopted a method of delivery for its proxy materials and annual report called “householding.” Under this method, we deliver only one copy of the proxy materials and annual report to one or more stockholders who share the same last name and address, unless such stockholders have notified us that they wish to continue to receive multiple copies. Vonage adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for the 2013 Annual Meeting of Stockholders and will remain in effect for all future annual meetings.
If you are a registered stockholder who previously received multiple copies and wish to continue to receive multiple copies of our proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying us in writing or verbally that you wish to opt out of the householding program at:
Vonage Investor Relations
23 Main Street
Holmdel, NJ 07733
732.365.1328
You may opt out of householding at any time 30 days prior to the mailing of proxy materials. If you own our common stock in street name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.
Stockholders who share an address and receive multiple copies of our annual report, including our Form 10-K, and proxy materials can request to receive a single copy of these materials and notices of Internet availability of proxy materials (if applicable) in the future by following the instructions above. Stockholders can also revoke their consent and receive separate copies of these documents in the future by following the instructions above.
Q: How may I obtain an additional copy of our 2012 annual report and proxy materials?
A: Any stockholder may request additional copies of our annual report, including our Form 10-K (without exhibits), and proxy materials by sending an e-mail through the Vonage Investor Relations website at http://ir.vonage.com/, calling 732.365.1328 or writing to:
Vonage Investor Relations
23 Main Street
Holmdel, NJ 07733

We will promptly deliver the requested copies. Current and prospective investors can access or order free copies of our annual report, including our Form 10-K (without exhibits) and proxy statement by following these same instructions.
Q: Who will bear the cost of soliciting votes for the annual meeting?
A: Vonage is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained Georgeson Inc. at an estimated cost of $7,000, plus expenses, to assist in the solicitation of proxies.
Q: What is the deadline to propose actions for consideration at the 2014 annual meeting of stockholders or to nominate individuals to serve as directors?
A: You may submit proposals, including director nominations, for consideration at future stockholder meetings.
Stockholder Proposals: Any stockholder proposals (other than proposals to nominate directors) intended to be presented at an annual meeting of stockholders called for a date between May 7, 2014 and July 6, 2014 and to be considered for inclusion in our proxy materials must be received by December 27, 2013 and must comply with the procedures of Rule 14a-8 under the Securities Exchange Act of 1934. Stockholder proposals failing to comply with the procedures of Rule 14a-8 will be excluded. Proposals should be addressed to:
Vonage Holdings Corp.
Attn: Corporate Secretary
23 Main Street
Holmdel, NJ 07733
For a stockholder proposal (other than proposals to nominate directors) intended to be presented at an annual meeting of stockholders called for a date between May 17, 2014 and August 5, 2014 that is not intended to be included in Vonage’s proxy statement under Rule 14a-8, the stockholder must (1) provide the information required by Section 1.11 of our bylaws and (2) give timely notice to the Corporate Secretary of Vonage in accordance with our bylaws, which, in general, require that the notice be received by the Corporate Secretary of Vonage:

•	not earlier than February 6, 2014, and

•	not later than March 8, 2014.
However, in the event that the date of the annual meeting is not held between May 17, 2014 and August 5, 2014, a written proposal that is not intended to be included in Vonage’s proxy statement under Rule 14a-8 must be received not earlier than the 120th day prior to the annual meeting and not later than the close of business on the later of (A) the 90th day prior to the annual meeting and (B) the tenth day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs.
Nomination of Director Candidates: You may propose director candidates for consideration by the board of directors’ nominating and governance committee. Any such recommendations should include the nominee’s name and qualifications for board of directors membership and should be directed to the Corporate Secretary of Vonage at the address of our principal executive offices set forth above. For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance—Director Nomination Process” below in this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must provide the information required by Section 1.10 of our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement under Rule 14a-8.

Copy of Bylaw Provisions: You may contact our Corporate Secretary at Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733 for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Our board of directors is divided into three classes. One class is elected each year and members of each class hold office for three-year terms. The Class I, Class II, and Class III directors were elected to serve until the annual meetings of stockholders to be held in 2013, 2014, and 2015, respectively, and until their respective successors are elected and qualified. Our board of directors currently consists of eleven members. Michael A. Krupka, David C. Nagel, and Margaret M. Smyth are Class I directors. Marc P. Lefar, Joseph M. Redling, John J. Roberts, and Carl Sparks are Class II directors. Jeffrey A. Citron, Morton David, Stephen Fisher, and Jeffrey J. Misner are Class III directors. As discussed more fully under “Corporate Governance—Board Determination of Independence,” our board has determined that each of Jeffrey Citron, Morton David, Stephen Fisher, Michael A. Krupka, Jeffrey J. Misner, David C. Nagel, Joseph M. Redling, John J. Roberts, Margaret M. Smyth, and Carl Sparks is “independent” under New York Stock Exchange rules.
Mr. Lefar’s employment agreement with us provided for his election to our board of directors upon commencement of his employment in July 2008. His agreement provides that, during the term of his employment, subject to legal and regulatory requirements, our board of directors shall nominate him for re-election at the end of each then current term.
Each of our directors other than Margaret M. Smyth and Stephen Fisher was elected at an annual meeting of shareholders. In September 2012, Peter Barris resigned as a Class I director and we filled the vacancy with Ms. Smyth, who is up for re-election at the 2013 annual meeting as a Class I director. In January 2013, we increased the size of our board of directors from ten to eleven members and filled the newly created Class III vacancy with Mr. Fisher. At that time, even though the term of Class III directors expires in 2015, we announced that we would put Mr. Fisher's election up for ratification at our 2013 annual meeting of stockholders. As discussed in detail under “Board Composition and Nominees” below, Ms. Smyth brings to the board global business experience and a strong accounting background and Mr. Fisher brings deep expertise in cloud computing and other areas of technology. Each of Ms. Smyth and Mr. Fisher was recommended to our nominating and governance committee by a third-party search firm.
No director, director nominee, or associate of any director or director nominee, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries. No director, director nominee or executive officer is related by blood, marriage or adoption to any other director or executive officer.
Board Composition and Nominees
We believe that each member of our board of directors should possess certain qualities, including ethical character, sound judgment, and demonstrated business acumen. In addition, board members should be familiar with our business and industry, be able to work collegially, be free of conflicts of interest, be willing to devote sufficient time to satisfy obligations as a director, and be willing to act in the long-term interests of all stockholders. While we do not have a formal diversity policy, we seek to have directors representing a range of experiences, qualifications, skills, and backgrounds relevant to our activities. In particular, we have substantially deepened the technology and digital marketing experience of our board in recent years as the company continues to develop new communications products to meet the emerging needs of customers worldwide. In addition, our nominating and governance committee has made board diversity a priority in its evaluation of director candidates.

The persons named in the enclosed proxy card will vote to elect each of the following nominees as a director, unless the proxy is marked otherwise. Each nominee has indicated a willingness to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, the proxies may be voted for substitute nominees selected by our board of directors.
Nominees for Terms Expiring in 2016 (Class I Directors)
Michael A. Krupka, age 48, joined our board of directors in July 2007. Mr. Krupka has served as Managing Director of Bain Capital Venture Partners, LLC, a venture capital firm, since its founding in 2000. Prior to Bain Capital Ventures, Mr. Krupka was a Managing Director and Principal with the Private Equity Group of Bain Capital Partners, LLC from 1994 to 2000, during which time he focused on technology and technology-driven companies, including software, hardware, database and telecommunication services. Earlier at Bain Capital Partners, LLC, from 1991 to 1994, Mr. Krupka was a Principal of Information Partners, a fund focused on early-stage information technology investing. He joined Bain Capital in 1991 and focused on early-stage technology-related companies. Mr. Krupka serves on the board of directors of a number of privately held companies. Mr. Krupka became our Lead Independent Director in February 2010.
As a long-time venture capitalist in the technology area, Mr. Krupka brings strategic insight and extensive experience with technology companies to our board of directors, both in our core businesses as well as in emerging products and technologies. He also has deep experience with the capital markets. Mr. Krupka brings this experience to his role as our Lead Independent Director.
David C. Nagel, age 67, joined our board of directors in August 2010. From December 2001 until his retirement in May 2005, Dr. Nagel served as the President, Chief Executive Officer, and a director of PalmSource, Inc., a provider of operating system software platforms for smart mobile devices. From September 2001 to December 2001, he was Chief Executive Officer of the Platform Solutions Group at Palm, Inc., a provider of mobile computing solutions. Prior to joining Palm, from April 1996 to September 2001, Dr. Nagel was Chief Technology Officer of AT&T Corp., a communications service provider, President of AT&T Labs, a corporate research and development unit of AT&T, and Chief Technology Officer of Concert, a partnership between AT&T and British Telecom. Earlier in his career, Dr. Nagel was senior vice president at Apple Computer where he led the worldwide research and development group responsible for Mac OS software, Macintosh hardware, imaging and other peripheral products development. Before joining Apple, Dr. Nagel was head of NASA human factors research at NASA's Ames Research Center. Dr. Nagel currently serves on the board of directors of Align Technology, Inc. and Tessera Technologies, Inc.
Dr. Nagel has extensive experience and insight in research and development and network communications technologies that is highly relevant to our continuing focus on the development of new products and services. Dr. Nagel also provides insight as we continue to enhance our research and development and intellectual property strategies.
Margaret M. Smyth, age 49, joined our board of directors in September 2012. Ms. Smyth is Vice President of Finance at Con Edison, an energy company, a position she has held since 2012. Previously, Ms. Smyth served as Vice President and Chief Financial Officer of Hamilton Sundstrand, which is part of United Technologies Corp., a provider of products and services to the aerospace and building systems industries, from October 2010 to June 2011. Prior to that, she served as Vice President and Corporate Controller of United Technologies Corp. from August 2007 to September 2010 and Vice President and Chief Accounting Officer of 3M Corporation from April 2005 to August 2007. Ms. Smyth has previously held financial leadership positions at two public accounting firms, Deloitte & Touche and Arthur Andersen. Ms. Smyth serves on the board of directors of Martha Stewart Living Omnimedia, a diversified publishing, broadcasting and merchandising company.
As a result of her business experience and strong accounting background, including experience in public company accounting, risk management, and disclosure, Ms. Smyth has been determined to be an “Audit Committee Financial Expert” under the SEC’s rules and regulations and brings to our board of directors a strong financial and accounting background combined with a seasoned strategic perspective. Her guidance on financial and strategic matters is a valuable addition to our pursuit of our strategic growth initiatives and capital allocation strategies.

Directors Whose Terms Expire in 2014 (Class II Directors)
Marc P. Lefar, age 49, has been our Chief Executive Officer and a director since July 2008. Prior to joining Vonage, Mr. Lefar was Founder and Principal of Marketing Insights, a technology and media consulting firm that he founded in May 2007. Prior to founding that firm, Mr. Lefar served as Chief Marketing Officer of Cingular Wireless from February 2003 to April 2007. Mr. Lefar also served as Executive Vice President, Marketing and Value-Added Services of Cable and Wireless Global from 2000 to 2002. He also held senior leadership roles at Verizon Wireless and GTE Wireless. Mr. Lefar spent the first nine years of his career at Procter & Gamble.
Mr. Lefar brings to our board of directors key senior leadership experience in large, high-growth telecommunications companies and possesses a strong mix of strategic, finance, and operating skills. He is a seasoned marketing executive who played a critical role in growing customer bases, launching new product initiatives, and developing award-winning advertising campaigns. In addition, he serves as our Chief Executive Officer.
Joseph M. Redling, age 54, joined our board of directors in June 2011. Mr. Redling served as President and Chief Executive Officer of NutriSystem, Inc., a weight loss company, from May 2008 to November 2012. Mr. Redling also served as Chairman of NutriSystem, Inc.’s board of directors until April 2012 and had served as President and Chief Operating Officer of NutriSystem, Inc. from September 2007 to May 2008. Prior to joining NutriSystem, Inc., Mr. Redling held a number of executive positions at AOL, Inc., a global web services company, including Chief Marketing Officer, President of AOL Access, President of AOL Paid Services and Customer Management and Chief Executive Officer of AOL International from September 2001 to March 2007.
Mr. Redling has deep expertise in online marketing, which will be instrumental as we continue to deliver new communications products to customers worldwide. In addition, Mr. Redling has held multiple executive positions at NutriSystem, Inc. and other major corporations, and has served as the Chairman of NutriSystem, Inc.’s board, providing him with a significant understanding of board processes and public company governance practices.
John J. Roberts, age 68, joined our board of directors in August 2004. Mr. Roberts served as Global Managing Partner for PricewaterhouseCoopers LLP, a provider of assurance, tax, and advisory services, from 1998 until his retirement in June 2002. From 1994 to 1998, Mr. Roberts served as Chief Operating Officer of Coopers & Lybrand, which merged with Price Waterhouse in 1998. He currently serves on the boards of directors and audit committees of Armstrong World Industries, Inc. and Safeguard Scientifics, Inc. and the board of trustees and audit committee of the Pennsylvania Real Estate Investment Trust. He is a Member of the American Institute of Certified Public Accountants.
As a result of his roles at PricewaterhouseCoopers LLP and its predecessors, Mr. Roberts, chairman of our audit committee, has experience in public company accounting, risk management, disclosure, and financial system management and has been determined to be an “Audit Committee Financial Expert” under the SEC’s rules and regulations. He also has other public company board experience (including specific experience on audit committees).
Carl Sparks, age 45, joined our board of directors in February 2011. Mr. Sparks has served as the Chief Executive Officer of Travelocity Global since April 2011. Travelocity is one of the leading companies in online travel, and a division of Sabre Inc. Prior to joining Travelocity, he served as President of Gilt Groupe, an invitation-only online retailer of luxury products and experiences. Mr. Sparks joined Gilt as Chief Marketing Officer in October 2009 and was promoted to President in March 2010, serving in that role until April 2011, when he joined Travelocity. Mr. Sparks also served for five years at Expedia Inc., an online travel company, from June 2004 until October 2009, in a variety of leadership roles, including Senior Vice President, Marketing and Retail Operations at Hotels.com from June 2004 to May 2006, Chief Marketing Officer at Expedia.com from June 2006 to December 2007, and General Manager at Hotels.com USA, Latin America & Canada from January 2008 to October 2009. Earlier in his career, Mr. Sparks served as Vice President of Direct Business and Brand at Capital One Financial Corp., a financial institution, and also served in senior marketing and strategy roles at Guinness & Co., PepsiCo Inc., and The Boston Consulting Group.
Mr. Sparks has senior leadership, infrastructure systems, and digital marketing experience in high-growth companies maintaining a strong online sales presence. He also has significant international business and brand marketing expertise in consumer products and services.

Directors Whose Terms Expire in 2015 (Class III Directors)
Jeffrey A. Citron, age 42, has been the Chairman of our board of directors since January 2001. Mr. Citron was also our Chief Executive Officer from January 2001 through February 2006. He served as our Chief Strategist from February 2006 to July 2008 and assumed the additional role of Interim Chief Executive Officer from April 2007, upon the resignation of Vonage's prior Chief Executive Officer, until July 2008. In 1995, Mr. Citron founded The Island ECN, a computerized trading system designed to automate the order execution process. Mr. Citron became the Chairman and CEO of Datek Online Holdings Corp., an online trading firm, in February 1998 and departed The Island ECN and Datek Online Holdings Corp. in October 1999.
As a Founder and former Chief Executive Officer and Chief Strategist of Vonage, Mr. Citron brings deep institutional knowledge and perspective regarding our strengths, challenges, opportunities, and operations to his role as Chairman of our board of directors. Having successfully founded and grown several businesses, Mr. Citron brings entrepreneurial and business-building skills and experience to Vonage. He also brings the perspective of a stockholder with significant stock ownership in us. In addition, Mr. Citron possesses an extensive understanding of telecommunications technologies, including VoIP technology.
Morton David, age 76, joined our board of directors in August 2001. Mr. David served as the Chairman and Chief Executive Officer of Franklin Computer Corporation (later Franklin Electronic Publishers, Inc.) from 1983 to 1998. Mr. David previously served on the board of directors of Datek Online Holdings Corp. from 1998 until its acquisition by Ameritrade Holdings in 2002 and on the board of directors of Sharper Image Corporation from 1998 until 2008.
Mr. David, chairman of our compensation committee, brings extensive experience to our board of directors from his service as chairman and chief executive officer of large and growing technology organizations, as well as public company board experience. In addition, Mr. David contributes institutional knowledge from his longstanding service on our board.
Stephen Fisher, age 48, joined our board of directors in January 2013. Mr. Fisher serves as Executive Vice President of Technology at Salesforce.com, an enterprise cloud computing company. He joined Salesforce.com in 2004 and has held several leadership positions including Senior Vice President of Platform Product Management and Vice President, Engineering. Prior to that, Mr. Fisher served as Architect, AT&T Labs, Inc. from 2001 through 2004. Before joining AT&T Labs, he was Founder, President and Chief Executive Officer of NotifyMe Networks, Inc. In addition, he served as Department Manager, Internet Products Group at Apple Computer, Inc. and was a Lecturer at Stanford University.
Mr. Fisher brings deep technology experience to our board of directors, including expertise in cloud computing, systems architecture, and software development. He is an inventor on 14 U.S. patents and has worked with both start-ups and established technology companies.
Jeffrey J. Misner, age 59, joined our board of directors in March 2008. Mr. Misner served as Executive Vice President and Chief Financial Officer of Continental Airlines, Inc., one of the world's largest airlines, from August 2004 until his retirement in August 2008. Mr. Misner joined Continental Airlines, Inc. in 1995 and served in various capacities during his career with the company.
Mr. Misner brings to our board of directors extensive expertise in public company and international matters, including public company accounting, tax, risk management, disclosure, and financial system management. Mr. Misner, a member of our audit committee, has been determined to be an “Audit Committee Financial Expert” under the SEC's rules and regulations.

Transactions with Related Persons
Policies and Procedures for Related Person Transactions
Our board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Vonage is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief legal officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved or ratified by the board’s audit committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the material terms of the transaction and the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The audit committee may impose any conditions on the related person transaction it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions requiring approval or ratification for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of Vonage’s annual gross revenues; and

•	a transaction that is specifically contemplated by provisions of Vonage’s charter or bylaws.
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.
As reviewed and approved by our Audit Committee in accordance with our policies and procedures for the review of related person transactions, on February 19, 2013, we entered into a Stock Option Cancellation Agreement with Mr. Lefar. Pursuant to the agreement, we cancelled vested, in-the-money options to purchase 4,500,000 shares of common stock, which had been previously awarded to Mr. Lefar under our 2006 Incentive Plan, in exchange for a cash payment. This agreement is described in detail below under “Long-Term Incentives” in our Compensation Discussion & Analysis.
Recommendation of our Board of Directors
Our board of directors recommends a vote FOR the election to our board of directors of Ms. Smyth and Messrs. Krupka and Nagel as Class I directors.

PROPOSAL NO. 2

RATIFICATION OF ELECTION OF STEPHEN FISHER TO THE BOARD OF DIRECTORS

General
On January 15, 2013, in accordance with our charter and bylaws, the board increased the size of our board and elected Stephen Fisher to fill the resulting vacancy. Mr. Fisher was elected as a Class III Director with a term expiring at our 2015 Annual Meeting of Stockholders. Mr. Fisher brings valuable technology experience to our board of directors, as discussed more fully under “Proposal No. 1 - Election of Directors - Board Composition and Nominees - Directors whose Terms Expire in 2015” above.
Stockholder ratification of Mr. Fisher's election is not required pursuant to applicable law or our certificate of incorporation or bylaws. We are submitting Mr. Fisher's election for ratification by stockholders, however, in order to provide stockholders an opportunity to express their views on his election as a matter of good corporate governance. The failure of stockholders to ratify Mr. Fisher's election will not cause him to be removed from the board or otherwise affect his prior election. If the stockholders fail to ratify Mr. Fisher's election, the board (with the advice and recommendations of the nominating and governance committee) will consider the matter further and may seek his resignation or allow him to continue to serve as a director.
Recommendation of our Board of Directors
Our board of directors recommends a vote FOR the ratification of the election of Mr. Fisher to our board of directors as a Class III director.

PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
We are asking stockholders to ratify the audit committee’s appointment of BDO USA, LLP as Vonage’s independent registered public accounting firm for the year ending December 31, 2013. Although stockholder approval of the audit committee’s appointment of BDO USA, LLP is not required by law or our certificate of incorporation or bylaws, our board of directors and the audit committee believe that it is advisable to give stockholders an opportunity to ratify the appointment. In the event the stockholders fail to ratify the appointment, the audit committee will reconsider this appointment. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in Vonage’s and its stockholders’ best interests.
BDO USA, LLP has audited Vonage’s consolidated financial statements annually since Vonage’s 2004 fiscal year. Representatives of BDO USA, LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
Auditors’ Fees
The following table summarizes the fees BDO USA, LLP billed to us for each of the last two fiscal years.

Fee Category	Fiscal Year 2012	Fiscal Year 2011
Audit Fees (1)	$1,085,846	$1,118,641
Tax Fees (2)	158,854	134,738
Audit Related Fees (3)	43,450	87,000
Total Fees	$1,288,150	$1,340,379
 ______________

(1)
Audit fees consist of amounts billed for the audit of our annual financial statements included in our annual report on Form 10-K, the review of the interim financial statements included in our quarterly reports on Form 10-Q, the audit of internal control over financial reporting and other professional services provided in connection with statutory and regulatory filings.

(2)
Tax fees consist of amounts billed for advisory services regarding tax compliance issues and the completion of corporate tax returns. None of our tax fees billed in fiscal year 2012 or 2011 were provided under the de minimis exception to the audit committee pre-approval requirements.

(3)	Audit related fees consist of other services not directly related to audit or review services.
Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-

approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our audit committee has also delegated to the chairman of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the chairman of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

The Audit Committee pre-approved all of the Audit, Audit Related, and Tax Fees billed to us by BDO USA, LLP for 2012.
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote FOR the ratification of the appointment of BDO USA, LLP to serve as Vonage’s independent registered public accounting firm for the year ending December 31, 2013.

PROPOSAL NO. 4
APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR 2006 INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE

General

Our 2006 Incentive Plan became effective upon completion of our initial public offering and was amended and restated to effect certain technical changes in October 2009 and again to increase the number of shares available for issuance and to make various clarifications and updates in 2010. The objectives of our 2006 Incentive Plan, as so amended and restated, include attracting, retaining and motivating highly qualified personnel, and providing them with incentives to contribute to our long-term success by providing opportunities to obtain an equity interest in our company.
We are proposing the amendment and restatement of our 2006 Incentive Plan, which, as proposed to be so amended and restated, is attached to this proxy statement as Appendix A. The amendment to our 2006 Incentive Plan increases by 11 million shares the maximum number of shares available for issuance (section 5(a)). Our board of directors, upon recommendation of our compensation committee, believes that it needs additional shares available for issuance under our 2006 Incentive Plan in order to assure that we have sufficient shares available for issuance to competitively retain, motivate and reward employees, and offer meaningful grants to attract new hires and board members.
Currently, the maximum number of shares of our common stock that are authorized for issuance under our 2006 Incentive Plan is 66.4 million shares. As of March 31, 2013, there were approximately 18.7 million shares remaining available for issuance under the Plan. If approved, the amended and restated 2006 Incentive Plan will increase the maximum number of shares authorized for issuance under the Plan to 77.4 million shares. As of March 31, 2013, this would provide for 29.7 million shares available for future issuance pursuant to grants under the Plan. If the proposal is approved, based on our historic and projected award patterns, our compensation committee estimated that the additional shares would result in an adequate number of shares being available under the 2006 Incentive Plan to permit grants through the end of 2015.

Summary of the 2006 Incentive Plan

The following summary describes the 2006 Incentive Plan as it will be in effect assuming the amendment and restatement is approved.
Administration. Our 2006 Incentive Plan generally is administered under the direction of the compensation committee, which has authority to determine the terms of awards under the plan, including authority to determine who is granted awards, the terms and conditions of awards, and the number of shares subject to, or the cash amount payable with respect to, an award, and to construe and to interpret the terms of the plan and all awards.
Eligibility. The compensation committee has the authority under our 2006 Incentive Plan to select the individuals who are granted awards from among our officers, employees, non-employee directors, consultants, advisors and independent contractors. Approximately 966 employees were eligible to participate in the plan as of March 31, 2013. The compensation committee may delegate its authority to grant awards (other than to executive officers) to appropriate officers to the extent Delaware law permits.

Number of Shares Available for Issuance. The maximum number of shares of our common stock that are authorized for issuance under our 2006 Incentive Plan will be 77.4 million shares. Shares issued under the plan may be authorized and unissued shares or may be issued shares that we have reacquired. Shares covered by awards that are forfeited, cancelled or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award. Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations are not considered to be available for issuance pursuant to new awards. In the case of stock appreciation rights, it is the number of shares in respect of which a right is issued that reduces the number of shares that may be issued pursuant to new awards, notwithstanding that a lesser number of shares may be issued in settlement of the exercise of the right. Giving effect to the proposed amendment, at March 31, 2013, 29.7 million shares would have been available for future issuance pursuant to grants under the 2006 Incentive Plan.
Types of Awards; Limits. The compensation committee may grant the following types of awards under our 2006 Incentive Plan: options; restricted stock; restricted stock units; stock appreciation rights; performance stock; performance units; annual awards; and other awards based on, or related to, shares of our common stock or cash, or any combination thereof. Options awarded under our 2006 Incentive Plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Our 2006 Incentive Plan contains various limits with respect to the types of awards, as follows:

•	a maximum of 20,000,000 shares may be issued under the plan pursuant to incentive stock options;

•	a maximum of 10,000,000 shares may be issued pursuant to options and stock appreciation rights granted to any one participant in a calendar year;

•	a maximum of $5,000,000 may be paid pursuant to annual awards granted to any one participant in a calendar year; and

•
a maximum of $10,000,000 may be paid (in the case of awards denominated in cash) and a maximum of 10,000,000 shares may be issued (in the case of awards denominated in shares) pursuant to awards, other than options, stock appreciation rights or annual awards, granted to any one participant in a calendar year.

Stock Options. A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. The exercise price is set by the compensation committee but cannot be less than 100% of the fair market value of our common stock on the date of grant, with an exception for options granted in substitution for options held by employees of companies that our company acquires. For this and other purposes under our 2006 Incentive Plan, we may determine the fair market value using closing prices (for the date of grant if a trading day and, if not, for the preceding trading day) or may use weighted averages to the extent consistent with the tax rules governing deferred compensation. The term of a stock option may not exceed ten years.
Stock Appreciation Rights. Stock appreciation rights are awards that entitle the participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of shares for which the stock appreciation right is exercised over the grant price. The grant price is set by the compensation committee, but cannot be less than 100% of the fair market value of our common stock on the date of grant, with an exception for stock appreciation rights granted in substitution for stock appreciation rights held by employees of companies that we acquire. Payment to the participant on exercise may be made in cash or shares, as determined by the compensation committee. If the compensation committee determines at the time of grant that a stock appreciation right may be settled only in shares, the term may not exceed ten years. Stock appreciation rights may be granted in tandem with options.
Restricted Stock. Restricted stock awards are shares of our common stock that are subject to cancellation, restrictions, and vesting conditions, as determined by the compensation committee. The shares may be either granted or sold to the participant.

Restricted Stock Units. Restricted stock units entitle a participant to receive one or more shares of our common stock in the future upon satisfaction of vesting conditions determined by the compensation committee. Restricted stock units may be settled through the delivery of shares, cash of equivalent value, or a combination of shares and cash, as determined by the compensation committee.
Performance Stock and Performance Units. Performance stock and performance unit awards entitle a participant to receive and retain a designated number of shares of our common stock or to receive the value of a designated number of shares based on the level of achievement of specified performance goals during a specified performance period. The compensation committee sets the performance goals and performance period at the date of grant. When the compensation committee determines that the performance goals have been satisfied, performance stock vests and performance units are settled through the delivery of shares of our common stock, cash of equivalent value, or a combination of cash and shares.
Annual Awards. An annual award entitles a participant to receive an amount that is determined based on a target amount and the level of achievement during a plan year of specified performance goals, which are set by the compensation committee at the date of grant, and, upon determination by the compensation committee that the performance goals have been met, that is payable in shares of our common stock, cash, or a combination of cash and shares.
Other Awards. The compensation committee also may grant other forms of awards that generally are based on the value of shares of our common stock. These other awards may provide for cash payments based in whole or in part on the value or future value of shares, may provide for the future delivery of shares to the participant, or may provide for a combination of cash payments and future delivery of shares.
Section 162(m) Performance-Based Awards. Awards under our 2006 Incentive Plan that are intended to qualify as “performance-based” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, are conditioned on the achievement of one or more specified performance goals established by the compensation committee at the date of grant. The material terms of awards intended to qualify as “performance-based” awards are:

•	performance-based awards may be awarded by the compensation committee to any person eligible to participate in the 2006 Incentive Plan.

•
the performance goals are comprised of specified levels of one or more of the following performance measures, as the compensation committee deems appropriate: net earnings, net income, or adjusted operating profit or loss (each before or after taxes); earnings per share; book value per share; costs; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, investment, capital, equity, sales, revenue, telephony services revenue, or adjusted average monthly revenue per line); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on investment and pre-marketing operating income per line); adjusted earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; profitability of an identifiable business unit or product; share price (including, but not limited to, growth measures and total shareholder return); expense targets (including, but not limited to, subscriber line acquisition cost and average monthly direct costs of telephony services per line); margins; operating efficiency (including, without limitation, improvements in capital structure); market share; customer satisfaction (including, but not limited to, new subscriptions, lost subscriptions, and relations between the two); net subscriber line additions; working capital targets; cash value added; economic value added; market penetration; product introductions; platform availability; staff training; and corporate social responsibility policy implementation; in each case determined, where applicable, in accordance with generally accepted accounting principles (subject to modifications approved by the compensation committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, division, department, region, function or business unit and, may be measured on an absolute or cumulative basis, or on the basis of percentage of improvement over time, and in terms of company performance (or performance of the applicable subsidiary, division, department, region, function or business unit), or measured relative to selected peer companies or a market or other index. Subject to compliance with Section 162(m), the compensation committee may adjust the performance goals (including, without limitation, to prorate goals and payments for a partial plan year) in the event of: (i) non-recurring events, including divestitures, spin-offs, or changes in accounting standards or policies; (ii) mergers and acquisitions; and (iii) financing transactions.

•
the maximum amount of performance-based awards payable to an eligible employee in any one calendar year is subject to the award limitations of the 2006 Incentive Plan described above in the section titled “Types of Awards; Limits.”

Amendment and Termination; Term. Our board of directors has authority to amend, modify, suspend or terminate the plan, with approval of our stockholders where required by law or applicable listing standards and except that no such action may adversely affect a participant's rights to an outstanding award without the participant's consent. Unless terminated earlier, our 2006 Incentive Plan will expire in 2016, on the tenth anniversary of the effective date of the plan.
Change of Control. In the event of a change of control of our company, the compensation committee may take steps it considers appropriate, including accelerating vesting, modifying an award to reflect the change of control, or providing that outstanding awards will be assumed, or substituted for, by the surviving corporation or permitting or requiring participants to surrender options and stock appreciation rights in exchange for a cash payout equal to the difference between the highest price paid in the change of control and the exercise price.
Under our 2006 Incentive Plan, the following events generally result in a change of control (subject to certain limits if the deferred compensation rules of the tax laws apply to an award):

•	a person or group acquires at least 30% of the voting power of our company;

•	a majority of our directors are replaced by directors not approved by our board of directors;

•	there is a merger or consolidation of our company that results in new stockholders having at least 50% of the voting power of our company;

•	there is a sale of all or substantially all of our assets; or

•	our stockholders approve a plan of liquidation or dissolution.
Dividends and Dividend Equivalents. Our compensation committee may provide participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding award. Any such dividends or interest may either be paid currently or may be deemed to have been reinvested in shares, and may be settled in shares, cash, or a combination of cash and shares. No dividends or dividend equivalents may be paid with respect to options or stock appreciation rights.
Participant's Stockholder Rights. A participant has no rights as a stockholder with respect to shares covered by an award (including voting rights) until the date the participant or his nominee becomes the holder of record of such shares. Generally, no adjustment is made to awards to account for dividends or other rights provided stockholders as of a record date prior to the date a participant becomes the holder of record of shares.
Deferrals. Our compensation committee may permit participants to defer the payment or settlement of an award to one or more dates selected by the participant (subject to certain limits if the deferred compensation rules of the tax laws apply to such award).
Repricing of Options and Stock Appreciation Rights. Options and stock appreciation rights awarded under our 2006 Incentive Plan may not be repriced. For these purposes, to reprice an award means (i) to reduce the exercise or grant price of an award, or (ii) grant a new award with a lower exercise or grant price in exchange for the cancellation of the original award.
Adjustments or Changes in Capitalization. In the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividends, recapitalization, liquidation, merger or other corporate event generally affecting the shares of our common stock, the aggregate number of shares available for issuance under our 2006 Incentive Plan, the various plan limits, and the number of shares subject to, and exercise or grant price of, outstanding awards will be equitably adjusted in the manner determined by the compensation committee.
Limited Transferability. Generally, an award may only be transferred upon the participant's death to a designated beneficiary or in accordance with the participant's will or the laws of descent or distribution, and, except for incentive stock options, pursuant to a domestic relations order. The compensation committee also may permit limited transferability to a participant's immediate family member, family trust, or other entity established for the benefit of the participant or his or her immediate family members, as long as the transferee satisfies certain securities law standards.
Federal Income Tax Information
The following is a summary of certain of the federal income tax consequences of awards under our 2006 Incentive Plan. The following is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.
Nonqualified Stock Options and Stock Appreciation Rights. A participant does not recognize taxable income upon the grant of a nonqualified stock option or a stock appreciation right. Upon exercise, the participant recognizes ordinary income equal to the amount the fair market value of the shares on the exercise date exceeds the exercise or grant price. Upon subsequent sale of the acquired shares, any additional gain or loss is capital gain or loss, long-term if the shares have been held for more than one year.
Incentive Stock Options. A participant does not recognize ordinary taxable income when an incentive stock option is granted or exercised. However, the excess of the fair market value of the covered shares over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes. If the participant exercises the option and holds the acquired shares for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and exercise price is taxed as long-term capital gain or loss. If the participant sells the acquired shares before the end of the two-year and one-year holding periods, he or she generally recognizes ordinary income at the time of sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain is capital gain, long-term if the shares have been held for more than one year.
Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units. A participant does not recognize taxable income upon the grant of restricted stock, restricted stock units, performance stock, or performance stock units. Instead, the participant recognizes ordinary income at the time of vesting of restricted stock or performance stock or at the time of settlement of restricted stock units or performance units in an amount equal to the fair market value of the shares (or cash) received minus any amounts the participant paid. Any subsequent gain or loss is capital gain or loss, long-term if the shares have been held for more than one year. For restricted stock only, the participant may instead elect to be taxed at the time of grant. If the participant makes such an election, the one year long-term capital gains holding period begins on the date of grant.
Tax Effect for our Company. We generally receive a deduction for any ordinary income recognized by a participant with respect to an award. However, special rules limit the deductibility of compensation paid to named executive officers. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000, unless certain conditions are met.
New Plan Benefits
Except for the automatic grants of restricted stock to non-employee directors, which will continue as described under “Director Compensation-Equity-Based Grants to Board Members,” no determination has been made with respect to future recipients of awards under the 2006 Incentive Plan and it is not possible to specify the names or positions of the individuals to whom awards may be granted in the future or the number of shares of our common stock to which such awards will relate.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote FOR approval of this proposal to amend and restate our 2006 Incentive Plan.
PROPOSAL NO. 5
RATIFICATION OF THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN
We are asking stockholders to ratify the extension, through June 7, 2015, of our Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan” or the “Plan”) with American Stock Transfer & Trust Company, LLC, as rights agent. The Plan, which is attached to this proxy statement as Appendix B, is designed to protect our U.S. federal net operating loss carryforwards and certain other tax benefits (collectively, the “Tax Benefits”) from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).
Background
We believe that our Tax Benefits are valuable assets. Although the actual realization of the Tax Benefits is difficult to predict and depends on future events, we estimate that, as of December 31, 2012, the Company had approximately $744 million of U.S. federal net operating losses carryforwards (expiring in varying amounts from 2025 through 2030). Under the Code and applicable Treasury Regulations, we generally may “carry forward” these losses to offset future earnings and thereby reduce our federal income tax liability, subject to certain requirements and restrictions. At the end of 2011, reflecting our sustained profitable operating performance over the past three years and continued expectations for future income, we determined that our U.S. federal net operating losses were more likely than not to be used prior to their expiration. Accordingly, we released the valuation allowance against these Tax Benefits, which had previously reduced our net deferred tax assets.
Our ability to use our Tax Benefits would be substantially delayed, and a significant portion of such Tax Benefits may expire unused, if we experience an “ownership change” as determined under Section 382 of the Code and applicable Treasury Regulations (“Section 382”). If an ownership change occurs, our ability to use our net Tax Benefits would be subject to an annual limitation. This could significantly impair the amount of our net deferred tax asset. Under Section 382, an “ownership change” generally occurs if one or more stockholders (including, in certain cases, a group of stockholders) owning at least 5% of our common stock increase their aggregate ownership by more than 50% over their lowest ownership percentage within a rolling three-year period. For this purpose, the less-than-5% stockholders of the corporation are aggregated and treated as single separate stockholders and, under certain circumstances, may be divided into further groupings with each treated as a single separate stockholder. The rules for determining whether an ownership change occurs are complex. Nevertheless, based on our continued monitoring of public filings over time and other information within our knowledge, we do not believe that an ownership change has occurred to date that would impair the availability of our Tax Benefits.

In connection with the release of the valuation allowance, our board of directors carefully considered how to preserve the benefits of our Tax Benefits for long-term stockholder value. After consulting with our tax, financial and legal advisors, our board of directors adopted the Tax Benefits Preservation Plan in furtherance of this objective. Although stockholder approval of the Tax Benefits Preservation Plan is not required by applicable law or by our organizational documents, our board of directors determined, as a matter of good corporate governance, that if it were to elect to extend the term of the Plan beyond June 7, 2013, such extension would be submitted to stockholders at the Annual Meeting for ratification.
Pursuant to the Plan, on June 7, 2012, we declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock. The Rights were distributed to stockholders of record as of June 18, 2012 and will continue to be distributed to holders of our common stock issued after that date unless and until the Distribution Date (defined below) occurs. The Rights have terms that are designed to deter acquisitions of our common stock that could result in an ownership change, as described below.
On April 4, 2013, after further consultation with our advisors, our board of directors determined to extend the Tax Benefits Preservation Plan through June 7, 2015, subject to ratification of the extension by stockholders at the Annual Meeting. Our board believes that the Plan will continue to serve as a tool to help prevent an ownership change that could substantially reduce the significant long-term potential benefits of the Tax Benefits and, thus, preserve stockholder value. Accordingly, our board of directors recommends that stockholders ratify the extension of the Plan.
It is important to note the Tax Benefits Preservation Plan may deter, but ultimately cannot block, acquisitions of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Our board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan”, and the full terms of the Plan.
Summary of the Tax Benefits Preservation Plan
The following is a summary of the terms of the Plan. It is qualified in its entirety by the full text of the Plan (which includes as Exhibit A the form of Certificate of Designation of the Series A Participating Preferred Stock of Vonage and as Exhibit B the forms of Rights Certificate and Election to Exercise), which is attached as Appendix B hereto and incorporated by reference herein. A copy of the Plan is also available free of charge from us.
Purpose. The Tax Benefits Preservation Plan is intended to preserve the Company's ability to fully utilize the Tax Benefits, in the interests of the Company and its stockholders, by avoiding an "ownership change." Specifically, the Plan seeks to deter any person, subject to certain exceptions, from (together with all affiliates and associates of such person) acquiring beneficial ownership of 4.9% or more of our outstanding shares of common stock (an “Acquiring Person”), other than with the approval of the board of directors. See "Exceptions to the Definition of Acquiring Person" below for a discussion of persons who are automatically excluded from the definition of Acquiring Person and a recent request for an exemption from the definition of Acquiring Person.
Exercise. The Rights are not currently exercisable. After the “Distribution Date”, each Right is exercisable to purchase, for $10.00 (the “Purchase Price”), one one-thousandth of a share of Series A Participating Preferred Stock, $0.001 par value per share, of Vonage (“Preferred Stock”), subject to adjustment in accordance with the terms of the Plan.
Distribution Date. Prior to the Distribution Date, the Rights are attached to our common stock, are not represented by separate certificates and any transfer of our common stock shall also constitute a transfer of the Rights associated with such common stock. On or after the Distribution Date, subject to certain exceptions specified in the Plan, the Rights will separate from the common stock. The Distribution Date will occur upon the earlier of (i) ten (10)

business days following the date of a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” or such earlier date on which a majority of our board of directors becomes aware of the existence of an Acquiring Person (such date being the “Stock Acquisition Date”) or (ii) ten (10) business days (or such later time as our board of directors may determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person.
Exceptions to the Definition of Acquiring Person. An Acquiring Person would not include, among others: (i) Vonage or any of its subsidiaries; (ii) employee benefit plans of Vonage or its subsidiaries and persons holding shares of common stock on behalf of such plans; (iii) 4.9% stockholders existing at the time the Plan was first adopted (unless they increase their percentage stock ownership with certain exceptions); (iv) persons or groups who, in the board's view, have inadvertently become 4.9% stockholders, unless and until such person or group shall have failed to divest, as soon as practicable, sufficient shares of common stock such that they would no longer be a 4.9% stockholder (upon terms or conditions satisfactory to the board); (v) an “investment advisor” to mutual funds or trustees of certain qualified trusts if immediately after any increase in beneficial ownership of the common stock by such Person (A) no single mutual fund or qualified trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns 4.9% or more of the shares of common stock then outstanding and (B) such investment advisor or trustee beneficially owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of common stock then outstanding; and (vi) new 4.9% stockholders whose acquisitions, as determined by the board of directors in its sole discretion, would not be inconsistent with the purpose of the Plan.
We recently received a request to permit the requesting stockholder to increase its beneficial ownership of our outstanding common stock above 4.9% without becoming an “Acquiring Person.” Our board of directors considered the Section 382 impact of the requested increase in ownership in the context of other factors that we must also take into account in determining whether we have undergone an “ownership change,” including the impact of our announced stock buyback program and the potential impact of certain transactions that are outside our control. Based on these considerations, our board concluded that the increased risk of an “ownership change” that would be created by granting the request would be inconsistent with the purpose of the Plan, which is the preservation of our Tax Benefits for the long-term benefit of all stockholders.
“Flip-In”. In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive upon exercise, in lieu of a number of one-thousandth of a share of Preferred Stock, common stock (or, in certain circumstances, cash, property or other securities of Vonage), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or its affiliates and associates and certain transferees thereof will be null and void.
Exchange. At any time after the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of common stock, our board may exchange the Rights (other than Rights beneficially owned by an Acquiring Person or any other Rights that shall be deemed void under the terms of the Rights Agreement), in whole or in part, at an exchange ratio equal to one share of common stock per Right (subject to adjustment).
Redemption. At any time until the close of business on the tenth day following the Stock Acquisition Date, Vonage may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of our board ordering redemption of the Rights (or at the effective time of such redemption designated by the board), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Expiration. The Rights expire on the earliest of (i) the time at which the Rights are redeemed pursuant to the Plan, (ii) the time at which the Rights (other than Rights owned by an Acquiring Person) are exchanged pursuant to the Rights Agreement, (iii) the repeal of Section 382 or any successor statute if our board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (iv) the close of business on the first day of a taxable year of Vonage to which our board determines that no Tax Benefits may be carried forward, (v) the close of business on June 7, 2013, provided that, prior to such date, our board may determine to extend the Rights Agreement to a date not later than the close of business on the third anniversary of the date of the Plan (which, as indicated above, the board has determined to do) as long as such extension is submitted to our stockholders for ratification at the 2013 Annual Meeting of Stockholders, or (vi) the first business day after the date on which the Inspectors of Election for our 2013 Annual Meeting of Stockholders certify that the Plan has not been ratified by stockholders at that meeting.
Amendments. Any of the provisions of the Plan may be amended by our board for so long as the Rights are redeemable (other than changes to the redemption price, which may not be amended). After the Rights are no longer redeemable, the provisions of the Plan may be amended by our board provided that no such amendment may (i) adversely affect the interests of the holders of the Rights, (ii) cause the Rights Agreement to again become amendable or (iii) cause the Rights to again become redeemable.
Stockholder Rights. Until a Right is exercised, the holder thereof, as such, will have no rights with respect thereto as a Vonage stockholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to Vonage, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) as set forth above or in the event the Rights are redeemed.
Antidilution Provisions. The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
Certain Considerations Related to the Tax Benefits Preservation Plan
After careful consideration, our board of directors believes that the continued effectiveness of the Tax Benefits Preservation Plan remains in the best interest of the Company and its stockholders to protect our Tax Benefits from limitations pursuant to Section 382. However, we cannot eliminate the possibility that an ownership change will occur even if the Plan is ratified. Please consider the items discussed below in voting on this Proposal.
Continued Risk of Ownership Change. The Plan may not be effective in deterring all acquisitions that could result in an ownership change. For example, persons could decide to purchase our shares and become a “5-percent stockholder” notwithstanding the Plan, either because the purchaser is unaware of the Plan or makes a conscious decision to discount the potential consequences under the Plan of obtaining such status. In addition, the Plan does not preclude dispositions by current 5-percent stockholders, which would also have the effect of increasing our cumulative change in ownership.
Potential Effects on Liquidity. The Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations. The Plan may reduce the number of persons willing to acquire our common stock or the amount they are willing to acquire, potentially impacting a stockholder's ability to dispose of our common stock.

Potential Impact on Value. Because the Plan may restrict a stockholder's ability to acquire common stock, the market value of the common stock may be affected. The Plan could discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. However, we believe these disadvantages are outweighed by the importance of maintaining the availability of the Tax Benefits. Our board did not adopt the Plan to discourage stockholders from accumulating common stock; the purpose of the Plan is to reduce the risk that we may be unable to fully utilize our Tax Benefits. We have retained the ability under the Plan for our board to redeem the Rights or cause the Plan to expire if our board determines that the Rights are no longer in the best interests of Vonage or of its stockholders.
Potential Anti-Takeover Effect. The Plan is designed to preserve the long-term value of our Tax Benefits and is not intended to prevent a takeover of Vonage. However, it could be deemed to have an “anti-takeover” effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, or assumption of a control by a substantial holder of our securities. The Plan, however, should not interfere with any merger or other business combination approved by our board of directors.
Potential IRS Challenge to the Tax Benefits. The IRS has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. The complexity of the Section 382 provisions and the limitations on the timely knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities contribute to significant uncertainty in determining whether an ownership change has occurred. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an ownership change and attempt to reduce or eliminate our utilization of Tax Benefits, even if the Plan is in place.
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote FOR the ratification of the extension of our Tax Benefits Preservation Plan through June 7, 2015.

CORPORATE GOVERNANCE
Our board of directors believes that good corporate governance is important to ensure that Vonage is managed for the long-term benefit of stockholders. This section describes key corporate governance principles and practices that our board has adopted. Complete copies of our governance principles, committee charters, code of conduct, and finance code of ethics are available on the Corporate Governance section of our website at http://ir.vonage.com/. Alternatively, you may request a copy of any of these documents by writing to Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733.
Governance Principles
Our board has adopted governance principles to assist in the exercise of its duties and responsibilities and to serve the best interests of Vonage and our stockholders. These principles, which provide a framework for the conduct of the board’s business, provide that:

•	the board’s principal responsibility is to oversee the management of Vonage to assure that the best interests of the Company and its stockholders are being served;

•	a majority of the members of our board shall be independent directors;

•	the non-management directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are encouraged to participate in continuing director education on an ongoing basis; and

•	at least annually, our board and its committees will conduct a self-evaluation to assess whether they are functioning effectively and are operating to improve efficiency.
Board Leadership Structure
The following section describes our board leadership structure, the reasons why the structure is in place at this time, the roles of various positions, and related key governance practices.
Our board of directors is currently composed of ten independent directors, and Mr. Lefar, our Chief Executive Officer. Our board of directors has established audit, compensation and nominating and governance committees. Each of the board committees is composed solely of independent directors, each with a different independent director serving as committee chair.
As permitted by our governance principles, our board of directors has designated one of the independent directors as Lead Independent Director. Our Lead Independent Director (i) has the responsibility to schedule and prepare agendas for and to chair meetings of non-management or independent directors, (ii) facilitate communication between our Chairman of the Board and our Chief Executive Officer and the other directors (however, directors are free to, and do, communicate directly with our Chairman of the Board and our Chief Executive Officer), (iii) cause the dissemination of information to the other members of our board of directors, and (iv) raise issues on behalf of the outside directors when appropriate. Mr. Krupka was appointed as our Lead Independent Director in February 2010.
With respect to the roles of Chairman of the Board and Chief Executive Officer, our governance principles provide that our board of directors may fill these positions based upon what is in the best interests of Vonage and its stockholders at any point in time. In July 2008, our board of directors first determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons, with Mr. Citron serving as Chairman and Mr. Lefar serving as Chief Executive Officer. While Mr. Lefar has now acquired the institutional knowledge that initially was a primary reason for separating the roles, our board of directors has continued the separation. As further discussed under “Board Determination of Independence” below, though our board of directors has determined that our Chairman of the Board is “independent” under New York Stock Exchange rules, we believe that maintaining our current leadership structure, including a separate Chairman and Lead Independent Director, is the best approach to maintaining an appropriate level of checks and balances in our governance and allows our board of directors to function effectively.
Our nominating and governance committee oversees annually a self-evaluation by our board of directors of its performance during the prior year. As part of this process our nominating and governance committee will conduct an evaluation to review the progress and effectiveness of our board of directors and its committees, and submits comments to the Lead Independent Director. Following discussion with the Lead Independent Director, our nominating and governance committee reports back to our board of directors, and the full board of directors will consider and discuss the committee’s report, including assessing whether the current leadership structure continues to be appropriate for Vonage and its stockholders. Our governance principles provide the flexibility for our board of directors to modify our leadership structure in the future as appropriate. We believe that Vonage, like many U.S. companies, has been well-served by this flexibility.
Risk Management
Our Chief Executive Officer reports directly to our board of directors and is responsible for the day-to-day management of our company, including all material risks. Our Chief Financial Officer is responsible for day-to-day financial risk management under the direction of our Chief Executive Officer. Management has implemented an enterprise risk management process to identify, assess, and manage the most significant risks facing us and conducts risk assessments of our business periodically. The risk assessment process is global in nature and has been developed to identify and assess our risks, including the nature of the risk, as well as to identify steps to mitigate and manage each risk. Our senior leadership team, functional heads, and other managers are surveyed and/or interviewed to develop this information. The enterprise risk management process is led by our Chief Legal Officer, who reports to our Chief Executive Officer, and our Vice President, Internal Audit, who reports directly to our audit committee. In 2012, our Chief Legal Officer and Vice President, Internal Audit provided regular status updates on our enterprise risk management process and related activities to our audit committee.
Our board of directors is involved in oversight of Vonage’s risk assessment and monitoring processes, although much of the board’s oversight efforts are conducted through the committees of the board. Management reviews significant risks with our board of directors throughout the year, as necessary and/or appropriate, and conducts a formal review of its assessment and management of the most significant risks with our board of directors on a periodic basis. Our audit committee has oversight responsibility to review management’s risk assessment and risk management policies, including the policies and guidelines used by management to identify, monitor and manage our exposure to risk. Our audit committee reviews and discusses with our management, our outside auditor and our internal auditors the risks facing Vonage and our management’s plans to manage the risks identified as a result of the enterprise risk management process and reports on its review to the full board of directors. Our compensation committee reviews risks arising from our compensation policies and practices and reports on its review to the full board of directors.
Board Determination of Independence
Under applicable New York Stock Exchange rules, a director will only qualify as “independent” if our board affirmatively determines that he or she has no material relationship with Vonage (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our board has established guidelines to assist it in determining whether a director has such a material relationship. The guidelines are included in our governance principles, which are available on our website as discussed above. Under these guidelines, a director is not considered to have a material relationship with Vonage if he or she is independent under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual and he or she:

•
is an executive officer of another company which is indebted to Vonage, or to which Vonage is indebted, unless the total amount of either company’s indebtedness to the other is more than 1% of the total consolidated assets of the company for which he or she serves as an executive officer; or

•
serves as an officer, director or trustee of a tax exempt organization, unless Vonage’s discretionary contributions to such organization are more than the greater of $1 million or 2% of that organization’s consolidated gross revenues. Vonage’s automatic matching of employee charitable contributions will not be included in the amount of Vonage’s contributions for this purpose.

In addition, ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists is made by the other independent members of our board.
Our board has determined that Jeffrey Citron, Morton David, Stephen Fisher, Michael A. Krupka, Jeffrey J. Misner, David C. Nagel, Joseph M. Redling, John J. Roberts, Margaret M. Smyth, and Carl Sparks meet the categorical standards described above, that none of these directors has a material relationship with Vonage and that each of these directors is “independent” as determined under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual. Our board also determined that Peter Barris, during his tenure as a director, met the categorical standards described above, that he did not have a material relationship with Vonage and that he was “independent” as determined under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual. Mr. Barris resigned from our board of directors effective upon the appointment of Ms. Smyth on September 6, 2012. In determining the independence of the directors listed above, our board considered the transactions discussed in “Transactions with Related Persons” and that none of the directors determined to be independent engaged in any related persons transactions with the Company. In making its determination that Mr. Citron is “independent”, our board considered the fact that the company provided health insurance and medical care payments to Mr. Citron in the amount of $18,002 in 2010, $21,889 in 2011, and $24,349 in 2012.
Board Meetings and Attendance
Our board met seven times during 2012. During 2012, each current director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he then served.
Director Attendance at Annual Meeting of Stockholders
Our governance principles provide that directors are encouraged to attend the annual meeting of stockholders. All of our directors then serving on our board attended the 2012 annual meeting of stockholders.
Director Retirement Age
Our governance principles do not establish an age limit for serving as a director. However, the governance principles provide that once, upon reaching the age of 72 years, a director must submit to our board of directors a letter of resignation to be effective at the next meeting of stockholders held for the election of directors. In each instance, our board of directors will accept the letter of resignation unless our nominating and governance committee determines otherwise. In making such determination, our nominating and governance committee balances the benefits of a director’s contributions and continuity against the benefits of having a fresh viewpoint from a new director and such other factors as our board of directors or the nominating and governance committee may consider appropriate.
Directors Changing Their Present Job Responsibilities
Our governance principles require directors who substantially change their present job responsibilities to tender their resignation to the Chairman of the Board, who must refer it to our nominating and governance committee for review. Our board of directors, upon the recommendation of the nominating and governance committee, determines whether to accept the resignation. In cases in which a director is uncertain as to whether he or she ought to tender his or her resignation, our board of directors expects such director to consult with the chairman of the nominating and governance committee. The nominating and governance committee shall consider a director’s other job responsibilities in its deliberations concerning directors’ standing for re-election.
Board Committees
Our board has established audit, compensation, and nominating and governance committees, each of which operates under a charter that has been approved by our board. Current copies of each committee’s charter are posted on the Corporate Governance section of our website at http://ir.vonage.com/.
Our board has determined that all of the members of each of these committees are independent as defined under the rules of the New York Stock Exchange, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.
Audit Committee
The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal controls over financial reporting and disclosure controls and procedures;

•	overseeing our internal audit function;

•	reviewing management’s risk assessment and risk management policies;

•
establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt, retention, confidential treatment, and investigation of accounting or auditing related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules, which is included below in this proxy statement.

The members of our audit committee are Mr. Roberts (Chairman), Mr. Misner, and Ms. Smyth. Mr. David served on our audit committee through March 18, 2013. Each member of our audit committee meets, and during his service Mr. David met, the standards for financial literacy for companies listed on the New York Stock Exchange. In addition, our board of directors has determined that Mr. Roberts, Ms. Smyth, and Mr. Misner, each of whom is independent under applicable rules governing independence of audit committee members, are each also an “audit committee financial expert” as defined by applicable SEC rules. No member of our audit committee currently serves on the audit committees of more than three public companies, except for Mr. Roberts, who serves on three audit committees in addition to ours. Our board of directors has determined that Mr. Roberts’ service on those other committees does not impair his ability to effectively serve on our audit committee. Our audit committee met five times during fiscal year 2012.
Compensation Committee
The compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other executives;

•	determining, along with our other independent directors, compensation for our chief executive officer;

•	reviewing risks arising from our compensation policies and practices;

•	reviewing and approving the compensation of our other executive officers;

•	overseeing and administering our cash and equity incentive plans;

•	monitoring compliance of executive officers with our program of required stock ownership;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included below in this proxy statement and considering the results of the most recent shareholder advisory vote on executive compensation; and

•	preparing the compensation committee report required by SEC rules, which is included below in this proxy statement.
The compensation committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities under its charter. The compensation committee utilizes the services of an independent compensation consultant, Meridian Compensation Partners, LLC, to advise the committee in connection with its oversight of our compensation program. The compensation consultant attends meetings of the compensation committee and also communicates with the compensation committee outside of meetings. The compensation consultant reports to the compensation committee rather than to management, although the compensation consultant may meet with management from time to time for purposes of gathering information on proposals that management may make to the compensation committee. The compensation committee is free to replace the compensation consultant or hire additional consultants at any time. The compensation consultant does not provide any services to management. The Committee considered various factors, including the factors set forth by SEC rules, and determined that the services provided by Meridian in 2012 did not raise any conflicts of interest. The processes and procedures followed by our compensation committee in considering and determining executive compensation are described below under the heading “Compensation Discussion and Analysis.”
Our management, aided by our human resources and finance departments, and eConsultingNetwork, provided statistical data and survey information to the compensation committee to assist it in determining 2012 compensation levels. The compensation committee considered various factors, including the factors set forth by SEC rules, and determined that the services provided by eConsultingNetwork in 2012 did not raise any conflicts of interest. While the compensation committee utilized this information and valued management’s observations with regard to compensation, the ultimate decisions regarding executive compensation were made by the compensation committee.

Compensation committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also other board members, our chief executive officer, chief financial officer, members of our legal staff and a representative from our human resources department.
The members of our compensation committee are Mr. David (Chairman), Mr. Krupka, and Mr. Redling. Our compensation committee met five times during 2012. Mr. Barris served on our compensation committee until September 6, 2012 when he ceased to be a director.
Nominating and Governance Committee
The nominating and governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our board the persons to be nominated for election as directors and to each of the board’s committees;

•	making recommendations to our board on the size of and qualifications for membership on the board and board committees;

•	reviewing and making recommendations to the board with respect to the compensation of non-executive directors;

•	developing and recommending governance principles to the board;

•	reviewing our disclosures regarding the specific experience, qualifications, attributes or skills that led to the conclusion that each director and nominee should serve as a director;

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reviewing the board's leadership structure in light of our specific characteristics and circumstances and recommending change, if any, to the board for approval, and reviewing our disclosure regarding board leadership structure; and

•	overseeing an annual self-evaluation of the board and its committees.
An independent compensation consultant, Meridian Compensation Partners, LLC, advised the committee in connection with reviewing the compensation of non-executive directors during 2012. The processes and procedures followed by the nominating and governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”
The members of our nominating and governance committee are Mr. Misner (Chairman), Dr. Nagel and Mr. Sparks. Mr. Barris served on our nominating and governance committee until September 6, 2012 when he ceased to be a director. Our nominating and governance committee met seven times during 2012.
Director Nomination Process
In recruiting and selecting director candidates, our nominating and governance committee considers various factors, including the experience and expertise of existing board members and the alignment of candidates' abilities and qualifications with the long-term strategic direction of the company. To identify director candidates, our nominating and governance committee makes requests to board members and others for recommendations and uses the services of third-party search firms. The committee meets from time to time to evaluate biographical information and background material relating to potential candidates and sets up interviews of selected candidates by members of the committee and the board.
Stockholders may recommend individuals to our nominating and governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to our nominating and governance committee, Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or the board, by following the procedures set forth under “Questions And Answers About The Proxy Materials And The Annual Meeting—What is the deadline to propose actions for consideration at the 2014 annual meeting of stockholders or to nominate individuals to serve as directors?” Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.
Communicating with the Board of Directors or our Independent Directors
Our board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Communications are forwarded to all directors if they relate to important substantive matters or include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications to our Lead Independent Director or the independent directors as a group or the board should address such communications to such directors or the board of directors, Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733.
Codes of Conduct
We have adopted a code of conduct applicable to all our directors, officers, and employees and a finance code of ethics applicable to our chief financial officer and other employees in our finance organization. The code of conduct and the finance code of ethics are posted in the Corporate Governance section of our Investor Relations website, http://ir.vonage.com/. We will provide you with printed copies of our codes free of charge on written request to Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733. We intend to disclose any amendments to, or waivers from, provisions of our codes that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions, on our Investor Relations website promptly following the date of such amendment or waiver.
Audit Committee Report
In the performance of its oversight responsibilities, the audit committee has reviewed our audited financial statements for the fiscal year ended December 31, 2012 and the evaluation of our internal control over financial reporting as of that date, and has discussed them with our management and our independent registered public accounting firm.

The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with our independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.
By the Audit Committee of the Board of Directors of Vonage Holdings Corp.
John J. Roberts, Chairman
Jeffrey J. Misner
Margaret M. Smyth
Compensation Committee Interlocks and Insider Participation
During 2012, the members of our compensation committee were Mr. David, Mr. Krupka, and Mr. Redling. Mr. Barris served as a member of our compensation committee from January 1, 2012 through September 6, 2012, the date of his resignation. None of the members of our compensation committee was at any time in 2012, or formerly, an officer or employee of Vonage, and none of the members of our compensation committee had any relationship with Vonage requiring disclosure as a related person transaction under Item 404 of Regulation S-K. See “Transactions with Related Persons.” During 2012, none of our executive officers served as a member of the compensation committee or board of directors of any entity that had one or more executive officers that served on our compensation committee or board of directors.
Compensation Committee Report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on the foregoing review and discussion, the compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.
By the Compensation Committee of the Board of Directors of Vonage Holdings Corp.
Morton David, Chairman
Michael A. Krupka
Joseph M. Redling

EXECUTIVE OFFICERS
Set forth below is certain information concerning our executive officers. Biographical information for Mr. Lefar is included under “Proposal No. 1—Election of Directors.”
Barbara Goodstein, Chief Marketing Officer. Ms.  Goodstein, age 52, joined Vonage as Chief Marketing Officer in July 2012, leading our Sales and Marketing organization. Barbara is responsible for all aspects of our sales and marketing strategy and execution, including advertising and media, segment marketing, promotions and merchandising, direct and indirect distribution channels, customer lifecycle management, market research and business analytics. Barbara comes to Vonage with 27 years of experience leading marketing, innovation and P&L functions primarily for financial services companies. She has held management and senior leadership positions at AXA Equitable, American Express and JP Morgan Chase.
Kurt M. Rogers, Chief Legal Officer and Secretary. Mr. Rogers, age 41, joined us as Chief Legal Officer and Secretary in July 2009, overseeing the Law Department and legal, intellectual property, and regulatory matters regarding Vonage. In 2010, Mr. Rogers assumed additional responsibility for Vonage’s Program Management Office. Mr. Rogers also heads Vonage’s enterprise risk management program. Prior to joining us, he was a partner at the law firm of Bingham McCutchen LLP from August 2008 to July 2009 with a focus on litigating patents, trade secrets, copyrights, and trademarks. Prior to that he was an attorney at the law firm of Latham & Watkins LLP from April 2000 to August 2008, most recently as a partner.
Nicholas P. Lazzaro, Senior Vice President, Product Development and Information Technology & Managing Director, Mobile Services. Mr. Lazzaro, age 43, joined us as Senior Vice President, Product Development and Information Technology in March 2009 and assumed the additional responsibilities of Managing Director, Mobile Services in April 2012. Mr. Lazzaro is responsible for the Information Technology, Software Development, and Device Development and Certification teams and oversees our research and development efforts at our headquarters in Holmdel, New Jersey and in our research and development center in Tel Aviv, Israel. He has an extensive background in technology and telecommunications. From 2001 until joining Vonage, he held several leadership roles at Amdocs, a provider of software products and services to the communication, media, and entertainment industries, most recently serving as Unit President. He previously held roles at SBC Communications, a communications company, Ernst & Young, a professional services organization, and Iridium, a provider of mobile voice and data communications services, and served as Vice President at Fujitsu, a provider of IT-based business solutions.
Graham McGonigal, Senior Vice President of Network Operations. Mr. McGonigal, age 55, joined us as Senior Vice President of Network Operations in February 2012. Mr. McGonigal has more than 30 years of technical experience and has held senior leadership roles within AT&T, Cingular Wireless and Bellsouth. From September 2007 to January 2012, Mr. McGonigal was the Chief Operations Officer at nsoro MasTec LLC, a professional services company serving the telecommunications industry. At AT&T Mobility, Mr. McGonigal led the national data and service delivery networks and created highly competitive wireless data networks. He has successfully launched many data products and services, including the iPhone. He possesses a broad engineering, operations and quality background.
Kimberly L. O’Loughlin, Senior Vice President of Customer Care & Managing Director International Markets. Ms. O’Loughlin, age 50, joined us as Senior Vice President of Customer Care in April 2009. Ms. O’Loughlin assumed the additional responsibilities of Managing Director International Markets in June 2011 and leads our international growth initiative. Ms. O’Loughlin has more than 20 years of experience in customer service, Internet (web) services, operations, information technology, product management, marketing, and strategic planning at the senior executive level. Most recently, Ms. O’Loughlin was Vice President, Customer Care Operations and Systems at AIG, Inc., an insurance and financial services company, from May 2005 to April 2009. Previously she held several leadership roles at AT&T Wireless, a communications company, from January 2000 to April 2005, most recently as Vice President, Business Operations.

Michael Tempora, Senior Vice President of Product Management. Mr. Tempora, age 50, joined us as Senior Vice President of Product Management and Strategic Initiatives in December 2008. In this role, he led the execution of our strategic imperatives aimed at tightening fundamentals across the company and delivering an improved experience for our customers. In 2010, as Senior Vice President of Product Management, he began leading a dedicated, cross-functional team aimed at driving profitable revenue growth by increasing Vonage’s market share of key segments making outbound international calls from the United States. Mr. Tempora has 26 years of experience in telecommunications and financial services. From January 2005 until joining Vonage, he was an Executive Director of AT&T, a communications company, and led AT&T’s efforts to develop integrated wireless and consumer broadband products including video, Internet, and home phone. Prior to that, Mr. Tempora was Vice President Consumer Marketing & Product Management at AT&T Wireless from August 2004 to January 2005 and VP Operations Transformation at AT&T from September 1999 to May 2004.
Barry L. Rowan, Former Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer. Mr. Rowan, age 57, resigned as of February 14, 2013. Mr. Rowan joined us as Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer in March 2010 and was responsible for all finance and treasury functions, as well as Carrier Operations, Business Development, and Investor Relations. Mr. Rowan served in various positions for Nextel Partners, Inc., a wireless communications services company, from August 2003 to June 2006, most recently as Executive Vice President and Chief Financial Officer. Mr. Rowan served on the board of directors of ICO Global Communications (Holdings) Limited, a development stage next-generation mobile satellite service operator, from June 2006 until June 2011.

COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis, we address the compensation provided to our named executive officers listed in the Summary Compensation Table that follows this discussion. We also discuss the goals that we seek to achieve through our executive compensation program and other important factors underlying our compensation practices and policies.
Executive Summary
Our executive compensation philosophy is designed to focus our executive officers on key business objectives that create shareholder value. Our compensation program is designed to measure results against our strategic plan and reward exceptional individual performance. In 2012, building on the financial and operational progress made in prior years, our management team focused on driving our business by executing on our strategic initiatives. Building on the momentum of the previous three years, Vonage delivered strong financial and operational results in 2012, as follows:

•	Generated Net Income, excluding adjustments*, of $84 million.

•	Produced Free Cash Flow* of $93 million, our third consecutive year of positive Free Cash Flow.

•	For the second consecutive year, reduced total cost of termination or COTS. Total COTS declined 2% even as we absorbed a 12% increase in international minutes of use.

•	Reduced customer care costs per line 7% in 2012; this improvement is on top of the 11% reduction in 2011 and the more than 20% reductions in 2009 and 2010.

•	Lowered churn by 30 basis points over the course of the year, from 2.8% in the first quarter to 2.5% in the fourth quarter, resulting in full year churn of 2.6%.

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As part of our balanced approach to capital allocation, and reflecting our strong cash flow generation, announced and implemented our first stock repurchase plan. In 2012, we repurchased 12 million shares for $28 million.

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Reflecting the progress we've made executing on our IP strategy, in 2012, Vonage was awarded seven new patents by the U.S. Patent and Trademark Office, and we filed 59 patent applications, nearly triple the number filed just two years earlier.  More than one third of those applications were mobile-related.

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Executing on our international expansion growth initiative, signed our first partnership with Globe Telecom in the Philippines, offering a Philippines calling plan for the more than three million Filipinos living in the U.S.

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Continued to support our customers' shift to mobile services. Our current mobile applications, Extensions and Vonage Mobile, gained traction. In only 16 months, 28% of our entire customer base has signed up to use Vonage on their mobile phones, and 24% of all of our international calls now originate from a mobile phone.

While we largely offset general market trends associated with declining domestic home phone service usage, certain of our results fell short of our expectations, as follows:

•	Total Revenue of $849 million, down 2% from $870 million in 2011.

•	Adjusted EBITDA* of $135 million, after investment in growth initiatives.

*Adjusted EBITDA, net income excluding adjustments and free cash flow are non-GAAP financial measures. We define adjusted EBITDA as GAAP income from operations excluding depreciation and amortization, loss from abandonment of software assets, and share-based expense. We define net income excluding adjustments as GAAP net income (loss) excluding loss from abandonment of software assets, the change in fair value of embedded features within notes payable and stock warrant, the loss on extinguishment of notes and income tax expense (benefit). We define free cash flow as net cash provided by operating activities minus capital expenditures, acquisition of intangible assets, and acquisition and development of software assets. Please refer to Appendix C for reconciliations of: (1) adjusted EBITDA to GAAP income from operations, (2) net income excluding certain adjustments to GAAP net income (loss), and (3) free cash flow to GAAP cash provided by operating activities.
As discussed in more detail below, on February 6, 2013, the compensation committee approved the payouts for all eligible employees, including our named executive officers, with respect to our annual cash bonuses for 2012 under our non-equity incentive plan. Our bonus program allows for the use of discretion by the compensation committee to award lower or higher payout levels than the pre-established metrics and weightings otherwise would provide when determining actual payouts. In determining annual cash bonus payouts for 2012, the compensation committee considered a broad range of results during 2012, including the major milestones and achievements detailed above, the stability of the core business despite competitive pressures, and progress on our growth initiatives. In light of these factors, the compensation committee exercised its discretion to increase the payouts under our non-equity incentive plan from approximately 50% to 70% of target for all eligible employees, including our named executive officers.

Annual Cash Bonus Payouts 2012, 2011 and 2010

Name	2012 Bonus Award	2012 Award as Percentage of Target Bonus	2011 Bonus Award	2011 Award as Percentage of Target Bonus	2010 Bonus Award	2010 Award as Percentage of Target Bonus
Marc P. Lefar	$991,442	70%	$659,062	57%	$1,058,369	106%
Barry L. Rowan	$337,885	70%	$234,615	50%	$549,000	122%
Barbara Goodstein (1)	$153,245	100%
Nicholas P. Lazzaro	$161,619	70%	$105,462	50%	$190,000	96%
Kurt M. Rogers	$175,108	70%	$115,962	50%	$273,000	122%
(1) Ms. Goodstein's annual cash bonus payout for 2012 was set by the terms of the offer letter she signed with us in 2012 upon joining Vonage as Chief Marketing Officer. Pursuant to her offer letter, Ms. Goodstein received 100% attainment of her target bonus in 2012, prorated based on wage-based earnings for 2012.
Key components of 2012 executive compensation were as follows:

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Salary/Annual Cash Bonuses: In 2012, base salary was targeted at the 75th percentile for our Chief Executive Officer and Chief Financial Officer and at the 50th percentile of the market sample (as defined below) for our other named executive officers. Total cash compensation, which includes salary and annual cash bonus, was targeted at up to the 75th percentile for our named executive officers. 2012 annual cash bonuses for our named executive officers took into account the level of achievement of objective performance criteria and discretionary factors relating to the executive’s individual performance.

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Long-Term Incentives: 2012 stock option and restricted stock unit grants to executive officers were based on 2011 corporate performance, competitive data with respect to the market sample, available shares under our equity incentive plan at the time of grant and anticipated future grant requirements, the level of the individual’s responsibility, and individual contributions to Vonage.

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Discretionary Bonus: For 2012, the board of directors approved a discretionary bonus for our Chief Legal Officer reflecting his significant individual achievements. In addition, our Senior Vice President, Product Development and Information Technology & Managing Director, Mobile Services received a bonus in connection with the amendment of his employment arrangement with us, reflecting his increased responsibilities for our mobile business, responsibility for the execution of our mobile initiatives and continuing oversight of product development and information technology.

Compensation of our Former Chief Financial Officer
Barry Rowan served as our Chief Financial Officer from March 2010 until February 2013, when he ceased serving in that capacity to pursue a venture outside of the telecommunications industry. The total 2012 compensation listed for Mr. Rowan in the Summary Compensation Table, as calculated under applicable rules, was $1,567,361. However, Mr. Rowan only realized $850,926 of that amount as:

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Certain stock options granted to Mr. Rowan, which had a grant date value of $535,186 calculated as required in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, were forfeited by Mr. Rowan upon termination of his employment with us prior to any exercise.

•	Mr. Rowan also forfeited 142,652 restricted stock units upon termination of his employment with us, including those granted in 2012, which had a grant date value of $181,249.

We did not make any payments to Mr. Rowan upon the termination of his employment with us. In light of his agreement to remain with the Company through the filing of our annual report, we did agree to extend the period in which Mr. Rowan may exercise his vested options after termination to the first anniversary of his February 14, 2013 resignation date.
Compensation Objectives
The 2012 compensation for our executive officers was designed to meet the following objectives:

•	Provide competitive compensation in order to attract, retain, and motivate highly-skilled executives. We refer to this objective as “competitive compensation.”

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Reinforce the importance of meeting and exceeding identifiable and measurable goals, while not encouraging our management to take unreasonable risks. We refer to this objective as “performance incentives.”

•	Provide meaningful equity ownership that will encourage the creation of stockholder value. We refer to this objective as “alignment with stockholder interests.”

•	Provide an incentive for long-term continued employment with us. We refer to this objective as “retention incentives.”

The principal components of 2012 compensation are as follows:

Type of Compensation	Objectives Addressed
Salary	Competitive Compensation

Annual Cash Bonus	Performance Incentives Competitive Compensation

Long-Term Incentives—Stock Options and Restricted Stock Units	Retention Incentives Alignment with Stockholder Interests Performance Incentives Competitive Compensation

When reviewing the compensation program, including performance metrics and weighting for annual bonuses, our compensation committee, with the assistance of an independent compensation consultant, considers the impact of the compensation program on Vonage’s risk profile. Our compensation committee believes that our compensation program has been structured to provide strong incentives for executives to appropriately balance risk and reward. See also “Impact of Compensation Policies on Risk Management.”
Our compensation committee reviews the compensation program annually to determine whether changes should be made to address the objectives described above.

Engagement of Compensation Consultant
The compensation committee has the authority to engage its own independent advisor to assist in carrying out its responsibilities under its charter. The compensation committee utilized Meridian Compensation Partners, LLC, an independent compensation consultant, as described in further detail under “Compensation Committee” above, to advise the committee in connection with its oversight of our compensation program for 2012.
Determination of Competitive Compensation
As part of our annual process for assessing the competitiveness of executive compensation, we compare the compensation of our executives, other than recently hired executives, to survey data. For 2012, we used the following data sources:

•	2011 Culpepper Executive Survey, covering companies in Telecommunications, Software, and Internet Services, where we focused on companies with an annual revenue size of $500 million to $2.5 billion.

•	2011 Radford Global Technology Survey, covering companies in Communications, Internet and Software, where we focused on companies with an annual revenue size of $600 million to $3.0 billion.

•	2011 Equilar Top 25 Survey, covering companies in Communications, Internet and Software, where we focused on companies with an annual revenue size of $600 million to $3.0 billion.
Because the compensation committee was seeking survey data covering a broad range of companies meeting the criteria set forth above, the compensation committee did not focus on, or ascertain the identities of, the individual companies included in the survey data. We refer to the data sources described above as the “market sample.”

We placed equal weight on each survey source. We believe that telecommunications, communications, software, and internet companies with comparable revenues represent an appropriate comparison group for our executives because they are the companies against which we are most likely to compete for executive talent.
For total cash compensation, which is base salary and the target amount of annual cash bonus, we targeted a minimum level at the 50th percentile, but contemplated payments of up to the 75th percentile contingent on the achievement of strong performance. We also targeted the same 50th to 75th percentile range for total direct compensation, which is base salary, the target amount of annual bonus, and stock-based grants. We believe these target levels were appropriate because we wanted the flexibility to reward company and individual performance that met or exceeded our performance goals. In evaluating the initial compensation for Ms. Goodstein, applicable data from the market sample with respect to new chief marketing officer hires was also considered.
A significant portion of our compensation is performance-based. Therefore, actual cash compensation paid to our named executive officers may vary from targeted levels based on achievement of performance targets. Moreover, the comparative analysis described above provides only guidelines, and we do not follow them rigidly.
Employment Arrangements with our Named Executive Officers
Mr. Lefar's 2012 compensation was governed in part by the terms of the employment agreement he signed in 2008, as amended in 2009, which is described in detail below under “Potential Post-Employment Payments - Employment and Related Agreements.”
Mr. Rowan's 2012 compensation was governed in part by the terms of the employment agreement he signed in 2010, which is described in detail below under “Potential Post-Employment Payments - Employment and Related Agreements.”
Mr. Rogers’ and Mr. Lazzaro’s 2012 compensation was governed in part by the terms of the respective letter agreements they signed in 2009, which as amended are described in detail below under “Potential Post-Employment Payments—Employment and Related Agreements.”
Ms. Goodstein's compensation was governed principally by the terms of the offer letter she signed with us in 2012 upon joining Vonage as Chief Marketing Officer, which is described in detail below under “Potential Post-Employment Payments - Employment and Related Agreements.”
Salaries
The salaries of four of our named executive officers were increased as of March 26, 2012 after a review of the competitive guidelines described above and our performance in 2011 as follows:

Name	2012 Salary	2011 Salary
Marc P. Lefar	$950,000	$925,000
Barry L. Rowan	$485,000	$475,000
Barbara Goodstein	$425,000	$—
Nicholas P. Lazzaro	$395,000	$355,000
Kurt M. Rogers	$425,000	$390,000
Ms. Goodstein's salary of $425,000 per annum (pro rated from the time she joined us) was fixed in accordance with the terms of her offer letter with us.
Annual Cash Bonuses

When determining the annual cash bonuses of our executive officers, the compensation committee takes into account achievement of objective performance criteria. The compensation committee may also consider discretionary factors relating to the executive’s individual performance. Based on the financial and operational performance of the company in 2012, the compensation committee exercised its discretion to increase the payouts under our non-equity incentive plan from approximately 50% to 70% of target for all eligible employees, including our named executive officers.
For 2012, the target bonus opportunity percentages for the named executive officers were as follows:

Name	Target Percentage of Base Salary
Marc P. Lefar	150%
Barry L. Rowan	100%
Barbara Goodstein	75%	(1)
Nicholas P. Lazzaro	60%
Kurt M. Rogers	60%
(1) Ms. Goodstein's annual cash bonus payout for 2012 was set by the terms of the offer letter she signed with us in 2012 upon joining Vonage as Chief Marketing Officer. Pursuant to her offer letter, Ms. Goodstein received 100% attainment of her target bonus in 2012, prorated based on wage-based earnings for 2012.
As required by the employment agreement with Mr. Lefar, a review of his target annual bonus opportunity was conducted by the compensation committee in 2012. After this review, Mr. Lefar’s target bonus was increased from 125% in 2011 to 150% in 2012 by our board of directors upon recommendation of our compensation committee.

There were three base metrics applicable to all participants in the 2012 bonus program: telephony services revenue, adjusted EBITDA, and churn. Certain of our employees, including Mr. Lazzaro, were subject to a fourth metric, with the weighting for the three base metrics correspondingly reduced. For those employees, the fourth metric measured performance specific to the employee’s functional area of responsibility. For Mr. Lefar, as our chief executive officer, a portion of his bonus was based upon all three additional metrics specific to functional areas. The metrics utilized under our 2012 bonus program and the weighting of those measures for our named executive officers, as approved by the compensation committee, were as follows:

Metrics	Weighting
Telephony services revenue	45% of target bonus; 40% for Mr. Lefar and Mr. Lazzaro
Adjusted EBITDA	35% of target bonus; 30% for Mr. Lefar and Mr. Lazzaro
Churn	20% of target bonus; 15% for Mr. Lefar and Mr. Lazzaro
Cost of telephony services (“COTS”) Savings	5% of target bonus for Mr. Lefar
Platform availability	15% of target bonus for Mr. Lazzaro; 5% for Mr. Lefar
Core Business Marketing and Selling Cost Per Gross Addition	5% of target bonus for Mr. Lefar

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Telephony services revenue is monthly subscription fees we charge our customers under our service plans plus usage and ancillary charges, excluding Federal Universal Service Fund fees and activation fees. We use telephony services revenue because it provides an indicator of our success growing our business and managing pricing, promotions, and customer credit policies and moving users to higher priced services that are regarded as strategically important. We exclude Federal Universal Service Fund fees from this measure because they represent a portion of our revenue that is not within the control of management and such fees are completely passed through to customers. We discontinued charging activation fees in 2010. Accordingly, we also exclude activation fees, which represent deferred fees that we recognize for accounting purposes from prior years.

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Adjusted EBITDA is income (loss) from operations determined in accordance with U.S. generally accepted accounting principles excluding depreciation and amortization and share-based expense. Adjusted EBITDA is an important performance measure because it is a “bottom line” indicator of our long-term viability, and our operational performance. We believe it is appropriate to include a measure that excludes depreciation, amortization, and non-cash stock compensation expense because they represent non-cash charges that do not reflect on management’s performance.

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Churn relates to the average monthly percentage of customers that terminate service. We calculate churn by dividing the number of customers that terminate during the year by the simple average number of customers during the year, and dividing the result by twelve. The simple average number of customers is the number of customers on the first day of the year plus the number of customers on the last day of the year, divided by two. We use churn because it addresses our success in retaining subscribers. Reducing churn may have a significant positive impact on revenue and profitability.

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COTS is an additional metric for our carrier operations team and Mr. Lefar. COTS is a blend of per-minute termination rates, including domestic and international calls, plus a component for non-termination COTS costs. We use COTS because it is a major driver of our cost structure and reductions in COTS may have a significant impact on adjusted EBITDA and profitability.

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Platform availability is an additional metric for our development, information technology, and network operations teams and Mr. Lefar. Platform availability is the percentage of time during the year that certain platform applications are available. We use platform availability because our technology systems are a core function of our business and enable our customers to use and subscribe to our products and services and allow our customer care team to effectively support our customers.

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Core Business Marketing and Selling Cost Per Gross Addition is an additional metric for our marketing team and Mr. Lefar. Core Business Marketing and Selling Cost Per Gross Addition includes customer acquisition related costs that are reflected as selling expense for accounting purposes. We use Core Business Marketing and Selling Cost Per Gross Addition because it is an effective measure of how efficiently we spend funds to acquire new customers.

With respect to the base metrics, we increased the weighting for telephony services revenue by 5% in 2012 from 2011, while reducing the weighting for adjusted EBITDA by 5%. In 2012, we used Core Business Marketing and Selling Cost Per Gross Addition as an additional metric, rather than Subscriber Line Acquisition Cost (SLAC), because it is a more direct measure of marketing impact on our performance.
For each metric, there is a target level of performance that would result in a payment equal to 100% of the weighted target bonus for the metric, a minimum level of performance that would result in a payment equal to 50% of the weighted target bonus for the metric, and an outstanding level of performance that would result in a payment equal to 175% of the weighted target bonus for the metric. However, no payments above 85% of the target bonus would have been made unless the target level of performance under the Telephony Services Revenue metric was met. If the target levels of performance for all three base metrics would have been met, the payments would have started at 130% of the weighted target bonus for each metric with additional payments up to 175% possible. In the event that outstanding levels of performance were attained for all three metrics, the payment would have equaled 225% of an individual’s target bonus for those metrics.

The following table shows 2011 performance for each metric, the performance levels upon which minimum, target, and maximum bonuses would be paid and the actual 2012 performance. Telephony services revenue, adjusted EBITDA, and COTS Savings are in thousands.

	2011	2012
Performance Measure	Performance	Minimum	Target	Maximum	Performance	Percentage of Target Award for the Metric
Adjusted EBITDA*	$168,000	$125,000	$138,000	$168,000	$135,000	88%
Telephony services revenue*	$788,000	$780,000	$812,000	$840,000	$765,000	—%
Churn	2.6%	2.9%	2.6%	2.4%	2.6%	100%
COTS Savings*	$25,000	$15,000	$19,000	$30,000	$20,000	107%
Platform Availability	99.70%	99.65%	99.80%	99.90%	99.92%	175%
Core Business Marketing and Selling Cost Per Gross Addition	$304	$322	$302	$272	$356	—%
* Amounts in thousands.
The annual cash bonus awards are calculated for each executive by (1) multiplying the percentage of the target award earned for each metric by the weighting applicable to the executive for the metric and (2) further multiplying this amount by the executive’s target bonus. Vonage's bonus program allows for the use of discretion by the compensation committee to award lower or higher payout levels than the pre-established metrics and weightings would provide when determining actual payouts. After reviewing the formulaic payout based on the pre-established metrics and weightings, the compensation committee determines whether it would be appropriate to adjust the payout based on additional factors. In determining annual cash bonus payouts for 2012, the compensation committee considered a broad range of results during 2012, including major milestones and achievements, the stability of core business despite competitive pressures, and progress on growth initiatives. Based on the corporate performance with respect to the performance metrics, and the factors detailed above, the compensation committee exercised its discretion to increase the payouts under our non-equity incentive plan from approximately 50% to 70% of target for all eligible employees, leading to the approval of the following annual bonus payments to the named executive officers:

Name	2012 Bonus Award	Award as Percentage of Target Bonus
Marc P. Lefar	$991,442	70%
Barry L. Rowan	$337,885	70%
Barbara Goodstein (1)	$153,245	100%
Nicholas P. Lazzaro	$161,619	70%
Kurt M. Rogers	$175,108	70%
(1) Ms. Goodstein's target bonus opportunity was guaranteed at 100% attainment of her target bonus in 2012, prorated based on wage-based earnings for 2012.

These payments are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Following performance reviews in February 2013, our Chief Executive Officer recommended an additional bonus amount of $75,000 for Mr. Rogers based upon individual performance and accomplishments, which was subsequently approved by the compensation committee. In approving the bonus award adjustment to Mr. Rogers, the compensation committee considered his principal leadership role in the implementation and management of our intellectual property strategy, including the significant growth in our patent application filings over prior years. This adjustment is reflected in the “Bonus” column of the Summary Compensation Table. In addition, Mr. Rogers' target bonus was increased from 60% in 2012 to 75% for 2013 by our board of directors upon recommendation of our compensation committee.
In addition, as described in detail below under “Potential Post-Employment Payments - Employment and Related Agreements,” our board approved a one-time cash incentive award of $150,000 pursuant to the amendment of Mr. Lazzaro's employment arrangement.

Name	2012 Discretionary Bonus Award
Nicholas P. Lazzaro	$150,000
Kurt M. Rogers	$75,000
Long-Term Incentives
Annual Stock Option and RSU Grants: In 2012, the compensation committee approved stock option and restricted stock unit grants to our executive officers based on positive 2011 corporate performance, competitive data for the market sample, available shares under our equity incentive plan at the time of grant and anticipated future grant requirements, the level of the individual’s responsibility, and individual contributions to Vonage. In this regard, the compensation committee considered the recommendations of our Chief Executive Officer for the other executive officers then employed by us. The named executive officers identified below received the following equity awards in April 2012 (except as noted):

Name	Number of Shares Underlying Stock Options	Number of Restricted Stock Units
Marc P. Lefar	1,298,701	945,577
Barry L. Rowan	313,852	80,555
Barbara Goodstein	1,000,000	—
Nicholas P. Lazzaro	313,852	153,725
Kurt M. Rogers	313,852	80,555
On December 6, 2012, in light of the announced resignation of Mr. Rowan and in recognition of the importance of continuity of the executive management team, the Board of Directors approved a grant of restricted stock units to Mr. Lefar, having an aggregate grant date value of $1,500,000 based on the closing price of our common stock on December 11, 2012, resulting in a grant of 612,244 restricted stock units. One-third of the units will vest on the first anniversary, and two-thirds on the second anniversary, of the grant date. These restricted stock units are included in the table above.
As an inducement for Ms. Goodstein to join us, under the terms of her offer letter with us, we made an option grant to Ms. Goodstein covering 1,000,000 shares in September 2012. These shares are included in the table above.
In addition, as described in detail below under “Potential Post-Employment Payments - Employment and Related Agreements” our compensation committee approved a grant to Mr. Lazzaro of restricted stock units with an aggregate grant date fair value of $150,000, vesting in equal annual installments over a two-year period commencing on the first anniversary of the May 1, 2012 date of grant. These restricted stock units are included in the table above.
On February 19, 2013, we entered into a Stock Option Cancellation Agreement with Mr. Lefar. Pursuant to the agreement, Mr. Lefar cancelled his existing pre-arranged stock trading plan adopted on August 22, 2012 in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. Mr. Lefar also agreed to a one-year lock-up arrangement, under which, except under specified circumstances, he will not sell, pledge, or hedge any shares of our common stock without our prior written consent. The consummation of the agreement helps to facilitate the Company's goal of reducing the number of shares outstanding, and also minimizes the potential market impact of ongoing option exercises and sales.
In consideration of the foregoing, we cancelled vested, in-the-money options to purchase 4,500,000 shares of common stock, which had been previously awarded to Mr. Lefar under our 2006 Incentive Plan, in exchange for a cash payment. The payment represents an amount equal to (i) the aggregate difference between the closing price of the common stock on the New York Stock Exchange on February 19, 2013 and the exercise price per share of each of the options, minus (ii) an amount equal to (X) $0.04 per share multiplied by (Y) that number of whole shares of common stock covered by the options in excess of that number of shares of common stock required to cover the aggregate exercise price of the options, and resulted in proceeds to Mr. Lefar of $5,462,805. The payment to Mr. Lefar reflects a discount, in favor of Vonage, on the closing price of the common stock on the New York Stock Exchange on February 19, 2013.
Perquisites
We reimburse Mr. Lefar for travel expenses between our principal offices in Holmdel, New Jersey, our Atlanta, Georgia offices, the location of our business office for certain product management and development employees and where Mr. Lefar maintains his primary residence, and other business destinations. To the extent practicable, other employees of the company travel with Mr. Lefar. There is a maximum annual amount that may be used as reimbursement to Mr. Lefar for private air travel; this is calculated as the sum of the cost of a first-class fully refundable direct flight for such travel plus $600,000. This maximum annual amount includes business travel for which Mr. Lefar recognizes no taxable income. Under the terms of Mr. Lefar’s employment agreement, we also provide Mr. Lefar with a housing allowance to cover housing near our principal offices. In addition, we made an additional payment to relieve him of any tax liability related to the travel and expense reimbursements, as well as taxes in respect of the additional payment. We also pay the employee portion of premiums for medical, dental, and vision coverage for Mr. Lefar. These perquisites were the result of extensive negotiations, on an arms-length basis, with Mr. Lefar at the time he joined us in July 2008. At that time, a CEO search committee determined that Mr. Lefar was a uniquely well-qualified executive for Vonage, based on his tenure as Chief Marketing Officer for Cingular Wireless, as a marketing executive for Cable and Wireless Global and in senior leadership roles at Verizon Wireless and GTE Wireless, as well as his experience during nine years at Procter & Gamble. The CEO search committee believed that Mr. Lefar would provide the level of leadership and experience that was necessary to address the challenges facing our company, including increasing competition and the need to refinance our then outstanding convertible notes by December 2008. Moreover, the CEO search committee recognized that, in accepting employment with us, Mr. Lefar was relinquishing his consulting business. Based on the foregoing considerations, to secure the services of Mr. Lefar our compensation committee and our board of directors approved Mr. Lefar's employment agreement, including these perquisites. These perquisites are taken into account by our board of directors in establishing Mr. Lefar's overall level of compensation. See also the Summary Compensation Table and “Potential Post-Employment Payments - Employment and Related Agreements” below for additional information.

Our other named executive officers also negotiated for perquisites when hired. We paid the employee portion of premiums for medical, dental, and vision coverage for Mr. Rowan. We pay for or reimburse Mr. Lazzaro for travel expenses between Atlanta, Georgia, where we maintain an office and Mr. Lazzaro maintains his primary residence, and our principal offices and the cost of temporary housing near our principal offices and make an additional payment to relieve him of any related tax liability. We also agreed to reimburse Mr. Rogers for lodging accommodations near our principal offices and make an additional payment to relieve him of any related tax liability. Our incremental costs for the perquisites described above are shown in note 5 to the Summary Compensation Table.
We also maintain a 401(k) savings plan, which is a tax-qualified defined contribution plan available to all of our employees. Messrs. Lefar, Rowan, and Lazzaro participated in the plan in 2012. Under the plan, an employee may contribute, subject to Internal Revenue Code limitations, up to a maximum of $17,000 of his or her annual compensation. In 2012, we provided a matching contribution equal to 50% of each dollar contributed by a participant, up to a maximum contribution of $6,000. The matching contributions vest after three years following the date of employment. Employee and matching contributions are based on compensation up to annual limits established under the Internal Revenue Code (the eligible compensation limit was $250,000 in 2012). Our matching contributions for the named executive officers are shown in note 5 to the Summary Compensation Table. We do not provide any supplemental retirement benefits.
Equity Grant Practices
We do not backdate grants of stock options, restricted stock units or restricted stock, nor do we time grants to coincide with the release of material non-public information about Vonage. For newly hired or promoted employees, stock options or restricted stock units are granted on the first trading day of the month immediately following the month in which the employee commences employment with us or the promotion is effective.
The compensation committee approves all grants of stock options and restricted stock units to executive officers and to other officers reporting directly to our Chief Executive Officer or our audit committee. The compensation committee delegated to our Chief Executive Officer and our Vice President of Human Resources or equivalent the ability to make equity grants (stock options or restricted stock units) aggregating up to 1,000,000 shares of common stock in any calendar year for new hires and promotions, in each case relating to employees at the Vice President level or below (in the case of the Chief Executive Officer) or the Senior Director level or below (in the case of the Vice President of Human Resources or equivalent). This delegated authority also is subject to limitations on individual awards, the highest of which provides for grants to a Vice President that may not exceed 125,000 shares in any calendar year. For new hire and promotion equity grants, a restricted stock unit is deemed to be equivalent to 1.79 shares. In addition, the compensation committee delegated to our Chief Executive Officer the ability to make equity grants (stock options or restricted stock units) aggregating up to 200,000 shares of common stock in any calendar year to reward exceptional achievements, address retention issues and support incentive programs, in each case relating to employees at the Vice President level or below.
Typically, in February of each year, the compensation committee considers the annual grant of stock options and, if applicable, restricted stock units. The compensation committee’s practice has been to approve the making of the grant of these options and restricted stock units effective as of the first trading day in April.
For special grants, stock options or restricted stock units are granted on the first trading day of the month immediately following the month in which the options or restricted stock units are approved.
We set the exercise price of stock options based on the closing price of our common stock as reported on the New York Stock Exchange on the date of grant.
Post-Employment Compensation
We have benefit plans, employment and letter agreements, and other arrangements for our named executive officers that provide special benefits upon certain types of termination events. The employment agreements and letter agreements provide financial security, in the form of severance compensation and acceleration of vesting of prior equity grants, in the event the executive officer’s employment is terminated without cause or his or her responsibilities are significantly diminished. The agreements also provide clear statements of the rights of the executive officers and protect them against an unfavorable change in employment terms. Absent these provisions, there is an increased risk that executive officers may be encouraged to seek other employment opportunities if they became concerned about their employment security as a result of changes to our company or in the event of a change in control.
Moreover, we believe that the change in control benefits that we have provided to the executive officers, including severance and acceleration of vesting provisions, provide appropriate incentives for the executive officers to cooperate in negotiating any change in control of Vonage without regard to the potential effect on their positions. See “Potential Post-Employment Payments” for further information regarding change in control and termination benefits under the arrangements.
Section 162(m) and Other Tax Considerations
Section 162(m) of the Internal Revenue Code limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and other specified executives, unless certain conditions are met. We design our stock options so that they may be intended to preserve the deductibility of compensation paid to an executive through the exercise of stock options. While we may take actions in the future to preserve deductibility of other elements of compensation, we retain the flexibility to authorize compensation that may not be deductible if the compensation committee believes doing so is in the best interests of our company. While the compensation for Mr. Lefar exceeded the $1 million deduction limit in 2012, we determined that this result was appropriate, based on the considerations regarding his compensation discussed above.
Under Mr. Lefar’s employment agreement, if Mr. Lefar becomes liable for payment of any excise tax under Section 4999 of the Internal Revenue Code with respect to any payment in connection with a change in control, we will make an additional payment to him. The additional payment to Mr. Lefar is designed so that, after payment of all excise taxes and any other taxes payable in respect of the additional payment, Mr. Lefar will retain the same amount as if no excise tax had been imposed. We believe that the payments relating to the excise tax were appropriate to preserve the intended benefits under the agreement, as well as the incentive for Mr. Lefar to enter into employment with us.
Stock Ownership Guidelines for Executives
In December 2010, our board of directors adopted stock ownership guidelines requiring our named executive officers, and certain other covered executives, to maintain a minimum equity stake in the company. Our board of directors believes that these requirements help to ensure an alignment of executive interests with those of stockholder interests and promote a focus on long-term growth. The following table shows required stock ownership levels for our named executive officers, which are measured on a quarterly basis:

Name	Stock Ownership Level
Marc P. Lefar	Lesser of 3.0x base salary or 1,200,000 shares
Barry L. Rowan	Lesser of 1.0x base salary or 190,000 shares
Barbara Goodstein	Lesser of 1.0x base salary or 160,000 shares
Nicholas P. Lazzaro	Lesser of 1.0x base salary or 140,000 shares
Kurt M. Rogers	Lesser of 1.0x base salary or 160,000 shares

Shares counted in the calculation to assess compliance with the guidelines include shares owned outright, including vested restricted stock units, and 75% of vested stock options (whether or not in-the-money). Each covered executive must retain 25% of net stock options exercised or stock delivered from vested restricted stock units until the guidelines are met. Executives may be exempted from the guidelines and/or the retention requirement due to financial hardship as determined by the compensation committee in its discretion. Although there is no required time period to achieve the guidelines, each of our named executive officers other than Ms. Goodstein, who joined the company in July 2012, meets the guidelines. It is anticipated that Ms. Goodstein will meet the guidelines in the second half of 2013.

Claw-back and Hedging Policies
We intend to adopt a formal claw-back policy enabling recovery or “claw-back” of incentive awards in the event of misstated or restated financial results after the SEC and the New York Stock Exchange issue final rules implementing the claw-back provisions set forth in the Dodd Frank Wall Street Reform and Consumer Protection Act.
Our securities trading compliance policy prohibits all employees from engaging in certain highly speculative stock transactions, including entering into short sales of our common stock or buying or selling exchange-traded options (puts or calls) on our common stock.

Consideration of Say-on-Pay Voting Results

We are pleased that our shareholders approved our Say-on-Pay vote at our 2011 annual meeting. We have adopted, based on shareholder preferences, triennial voting and the next Say-on-Pay vote will be in 2014. We and our board of directors and compensation committee are committed to reviewing the results of our Say-on-Pay votes and to the extent action is taken with respect to our compensation policies in response to those results, we will report those actions in this space. Based on its ongoing review of our compensation policies, no changes were made in response to the approval of our Say-on-Pay vote at our 2011 annual meeting.
* * * * * * * *

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Marc P. Lefar Chief Executive Officer	2012	$944,231		$2,249,999	$2,214,568	$991,442	$836,849	$7,237,089
	2011	$925,000		$796,871	$2,355,642	$659,062	$862,387	$5,598,962
	2010	$907,692	$1,000,000		$2,259,935	1,058,369	$801,662	$6,027,658

Barry L. Rowan (6) Former Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer	2012	$482,692		$181,249	$535,186	$337,885	$30,349	$1,567,361
	2011	$469,230	$50,000	$384,997	$2,123,462	$234,615	$27,889	$3,290,193
	2010	$372,115	$250,000		$3,389,903	$549,000	$330,069	$4,891,087

Barbara Goodstein (7) Chief Marketing Officer	2012	$204,327			$1,583,433	$153,245		$1,941,005

Nicholas P. Lazzaro Senior Vice President of Product Development and Information Technology & Managing Director, Mobile Services	2012	$384,808	$150,000	$331,249	$535,186	$161,619	$142,931	$1,705,793
	2011	$351,539		$225,000	$665,120	$105,462	$104,791	$1,451,912
	2010	$329,615	$45,000	$74,994	$331,386	$190,000	$131,706	$1,102,701

Kurt M. Rogers Chief Legal Officer and Secretary	2012	$416,923	$75,000	$181,249	$535,186	$175,108	$50,361	$1,433,827
	2011	$386,538	$100,000	$225,000	$665,120	$115,962	$51,317	$1,543,937
	2010	$372,692	$75,000	$74,994	$331,386	273,000	$39,041	$1,166,113
 ________________

(1)
The following amounts represent sign-on bonuses paid to such persons upon joining us: $175,000 of the amount for Mr. Rowan for 2010 and $25,000 of the amount for Mr. Lazzaro for 2010. All other amounts reported represent discretionary cash bonuses earned during 2010, 2011, and 2012, as applicable. The bonuses earned in 2010, 2011, and 2012, as applicable, were paid in the first quarter of the subsequent year. Please see the section titled “Annual Cash Bonuses” in the Compensation Discussion and Analysis for more information regarding our annual cash bonuses for 2012.

(2)
Stock awards consist only of restricted stock units. The dollar amounts for the awards represent the grant-date value calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“FASB ASC 718”) by multiplying the number of shares of restricted stock awarded by the closing price of our common stock on the date of grant. Refer to “Compensation Discussion and Analysis—Long-Term Incentives” for additional information. The grant-date fair value of the stock-based awards will likely vary from the actual amount the named executive officer receives. Actual gains, if any, on shares acquired upon vesting of units are dependent on other factors, including the unit holders’ continued employment with us through the vesting period, the future performance of our common stock, and overall stock market conditions. There can be no assurance that the values reflected in this table will be achieved.

(3)
The dollar amounts for the awards represent the grant-date fair value calculated in accordance with FASB ASC 718 for each named executive officer. The assumptions used to calculate the value of stock options are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on February 13, 2013. See “Grants of Plan-Based Awards—2012” for further information including the exercise prices for awards made in 2012. Refer also to “Compensation Discussion and Analysis—Long-Term Incentives” for additional information. The grant-date fair value of the stock option awards will likely vary from the actual value the named executive officer receives. Actual gains, if any, on shares acquired on option exercises are dependent on other factors, including the option holder’s continued employment with us through the option exercise period, the future performance of our common stock, and overall stock market conditions. There can be no assurance that the values reflected in this table will be achieved.

(4)
The amounts in this column represent total performance-based bonuses earned for services rendered during 2010, 2011, and 2012. These bonuses were based on our financial performance. The bonuses earned in 2010, 2011, and 2012, as applicable, were paid in the first quarter of the subsequent year. Please see the section titled “Annual Cash Bonuses” in the Compensation Discussion and Analysis for more information regarding our annual cash bonus for 2012.

(5)	The amounts in this column (grossed-up for any payments to reimburse for related taxes to the extent applicable) consist of the following:

Name	Year	401(k) Match	Insurance and Medical Premiums	Housing/ Relocation Expense/ Reimbursement	Travel Expense/ Reimbursement		Patent Incentive Award	Total
Marc P. Lefar	2012	$6,000	$24,349	$145,792	$660,708	*		$836,849
	2011	$6,000	$21,889	$146,236	$688,262	*		$862,387
	2010	$6,000	$18,002	$149,222	$628,438	*		$801,662
Barry L. Rowan	2012	$6,000	$24,349					$30,349
	2011	$6,000	$21,889					$27,889
	2010	$6,000	$10,501	$313,568				$330,069
Barbara Goodstein	2012							$—
Nicholas P. Lazzaro	2012	$6,000		$63,267	$73,664			$142,931
	2011	$6,000		$55,212	$40,579		$3,000	$104,791
	2010	$6,000		$64,119	$59,587		$2,000	$131,706
Kurt M. Rogers	2012			$50,361				$50,361
	2011			$51,317				$51,317
	2010			$39,041				$39,041
 ________________

*
Taxable income to Mr. Lefar relating to private travel was determined by using the Internal Revenue Service Standard Industry Fare Level tables, which is less than the amount listed in the table. To the extent practicable, other employees who spend time in our Atlanta, Georgia office, including Mr. Lazzaro, travel with Mr. Lefar; however, there is no additional incremental cost to us.

(6)	Mr. Rowan began serving as our Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer in March 2010 and resigned effective in February 2013.

(7)	Ms. Goodstein began serving as our Chief Marketing Officer in July 2012.
The percentage of the “Total” column represented by each named executive officer’s salary for each year is as follows:

Name	2012 Salary as a % of Total Compensation	2011 Salary as a % of Total Compensation	2010 Salary as a % of Total Compensation
Marc P. Lefar	13.1%	16.5%	15.1%
Barry L. Rowan	30.8%	14.3%	7.6%
Barbara Goodstein	10.5%
Nicholas P. Lazzaro	22.6%	24.2%	29.9%
Kurt M. Rogers	29.1%	25.1%	32.0%

Grants of Plan-Based Awards—2012

Name	Grant Date	Date of Corporate Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (2)	All Other Option Awards: Number of Securities Underlying Options (3)	Exercise or Base Price of Option Awards (4)	Grant Date Fair Value of Stock and Option Awards (5)
			Minimum Threshold	Target	Maximum
Marc P. Lefar	4/2/2012	2/10/2012					1,298,701	$2.25	$2,214,568
	4/2/2012	2/10/2012				333,333			$749,999
	12/11/2012	12/6/2012				612,244			$1,500,000
	2/10/2012		$712,500	$1,425,000	$2,493,750
Barry L. Rowan	4/2/2012	2/9/2012					313,852	$2.25	$535,186
	4/2/2012	2/9/2012				80,555			$181,249
	2/9/2012		$242,500	$485,000	$848,750
Barbara Goodstein	9/4/2012						1,000,000	2.11	$1,583,433

Nicholas P. Lazzaro	4/2/2012	2/9/2012					313,852	$2.25	$535,186
	4/2/2012	2/9/2012				80,555			$181,249
	5/1/2012	4/17/2012				73,170			$150,000
	2/9/2012		$118,500	$237,000	$414,750
Kurt M. Rogers	4/2/2012	2/9/2012					313,852	$2.25	$535,186
	4/2/2012	2/9/2012				80,555			$181,249
	2/9/2012		$127,500	$255,000	$446,250

(1)
As discussed in the Compensation Discussion and Analysis, the annual cash bonus awards are attributable to financial performance measures, which are telephony services revenue weighted at 45% (40% for executives with an additional metric for their functional group), adjusted EBITDA weighted at 35% (30% for executives with an additional metric for their functional group) and churn weighted at 20% (15% for executives with an additional metric for their functional group). Mr. Lazzaro was the only named executive officer with a fourth metric weighted at 15% (platform availability). For Mr. Lefar, 15% of his target bonus was based upon an equal weighting of three additional metrics (COTS, platform availability, and Core Business Marketing and Selling Cost Per Gross Addition). The amount shown in the “Target” column represents a payout at the target bonus percentage for each named executive officer's 2012 base salary. For 2012, the target percentages were: 150% for Mr. Lefar; 100% for Mr. Rowan; and 60% for Messrs. Lazzaro and Rogers. Ms. Goodstein was paid at 100% attainment of her target bonus in 2012, prorated based on wage-based earnings for 2012. The amount shown in the “Minimum Threshold” column represents the amount payable if only the minimum level of company performance was attained for each metric applicable to the executive, which is 50% of the target amount shown above. If performance did not meet the minimum level of performance for any metric, then no bonus would have been paid. The amount shown in the “Maximum” column represents the amount payable if the maximum level of company performance was attained for all metrics applicable to the executive, which is 175% of the target amount shown.

Please see the section titled “Annual Cash Bonuses” in the Compensation Discussion and Analysis for additional information including the minimum threshold, target, and maximum level of performance for each performance measure, the calculation of the award payable based upon actual performance in 2012, the amount of the award and award as a percentage of the target award opportunity, and discretionary adjustments.
The annual cash bonus payments under our bonus plan for 2012 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and include the portion attributable to discretionary adjustments.

(2)
Amounts in this column represent restricted stock units granted under our 2006 Incentive Plan. The restricted stock units vest in equal annual installments on the first through fourth anniversaries of April 2, 2012, except for Mr. Lefar's December 11, 2012 grant, one-third of which vests on the first anniversary of December 11,

2012 and two-thirds of which vests on the second anniversary of December 11, 2012, and Mr. Lazzaro's May 1, 2012 grant, which vests in equal annual installments over a two-year period commencing on the first anniversary of the date of grant. Please see the section titled “Potential Post-Employment Payments—Employment and Related Agreements” for a discussion of the acceleration of vesting of our restricted stock units in certain circumstances, including upon a change in control.

(3)
Amounts in this column represent stock options granted under our 2006 Incentive Plan. The options for each of the named executive officers vest in four equal annual installments. Please see the section titled “Potential Post-Employment Payments—Employment and Related Agreements” for a discussion of the acceleration of vesting of our stock options in certain circumstances, including upon a change in control.

(4)	The amounts in this column represent the closing price of our common stock on the New York Stock Exchange on the date of grant.

(5)
The value of a stock award or option award represents the grant-date fair value calculated in accordance with FASB ASC 718. Stock awards consist only of restricted stock units. Actual gains, if any, on shares acquired upon vesting of restricted stock units or option exercises are dependent on other factors, including the holder’s continued employment with us through the vesting period or option exercise period, the future performance of our common stock, and overall market conditions. There can be no assurance that the values reflected in this table will be achieved.

Outstanding Equity Awards at Fiscal Year-End—2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (1)		Market Value of Shares or Units of Stock that Have Not Vested (2)
Marc P. Lefar	6,200,000		(3)	$1.42	7/29/2018
	750,000	250,000	(4)	$1.43	9/1/2019
	750,000	250,000	(5)	$1.29	12/1/2019
	1,000,000	1,000,000	(6)	$1.37	4/1/2020
	160,660	481,981	(7)	$4.65	4/1/2021
		1,298,701	(8)	$2.25	4/2/2022
						128,528	(15)	$304,611
						333,333	(16)	$789,999
						612,244	(17)	$1,451,018
Barry L. Rowan	1,500,000	1,500,000	(9)	$1.37	2/14/2014
	144,824	434,476	(10)	$4.65	2/14/2014
		313,852	(11)	$2.25	2/14/2014
						62,097	(15)	$147,170
						80,555	(16)	$190,915
Barbara Goodstein	—	1,000,000	(14)	$2.11	9/4/2022
Nicholas P. Lazzaro	337,500	112,500	(13)	$0.42	4/1/2019
	146,635	146,635	(9)	$1.37	4/1/2020
	45,362	136,089	(10)	$4.65	4/1/2021
		313,852	(11)	$2.25	4/2/2022
						27,370	(18)	$64,867
						36,291	(15)	$86,010
						80,555	(16)	$190,915
						73,170	(19)	$173,413
Kurt M. Rogers	195,000	112,500	(12)	$0.44	8/3/2019
	146,635	146,635	(9)	$1.37	4/1/2020
	45,362	136,089	(10)	$4.65	4/1/2021
		313,852	(11)	$2.25	4/2/2022
						27,370	(18)	$64,867
						36,291	(15)	$86,010
						80,555	(17)	$190,915
 ______________

(1)	Please see the section titled “Potential Post-Employment Payments—Employment and Related Agreements” for a discussion of the acceleration of our option and stock awards upon a change in control.

(2)	Based on the closing price of our common stock as of December 31, 2012 of $2.37, as reported on the New York Stock Exchange.

(3)	The options vest in equal annual installments on the calendar day before the first through fourth anniversaries of September 1, 2009.

(4)	The options vest in equal annual installments on the calendar day before the first through fourth anniversaries of December 1, 2009.

(5)	The options vest in equal annual installments on the calendar day before the first through fourth anniversaries of April 1, 2010.

(6)	The options vest in equal annual installments on the calendar day before the first through fourth anniversaries of April 1, 2011.

(7)	The options vest in equal annual installments on the calendar day before the first through fourth anniversaries of April 2, 2012.

(8)	The options vest in equal annual installments on the first through fourth anniversaries of April 1, 2010.

(9)	The options vest in equal annual installments on the first through fourth anniversaries of April 1, 2011.

(10)	The options vest in equal annual installments on the first through fourth anniversaries of April 2, 2012.

(11)	The options vest in equal annual installments on the first through fourth anniversaries of August 3, 2009.

(12)	The options vested in equal annual installments on the first through fourth anniversaries of April 1, 2009.

(13)	The options vest in equal annual installments on the first through fourth anniversaries of September 4, 2012.

(14)	The restricted stock units vest in equal annual installments on the first through fourth anniversaries of April 1, 2011.

(15)	The restricted stock units vest in equal annual installments on the first through fourth anniversaries of April 2, 2012.

(16)	The restricted stock units vest one-third on the first anniversary and two-third on the second anniversary of December 11, 2012.

(17)	The restricted stock units vest in equal annual installments on the first through fourth anniversaries of April 1, 2010.

(18)	The restricted stock units vest in equal annual installments on the first through fourth anniversaries of May 1, 2012.

Option Exercises and Stock Vested—2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Marc P. Lefar	—	$—	42,842	$94,681
Barry L. Rowan	—	$—	20,698	$45,743
Barbara Goodstein	—	$—	—	$—
Nicholas P. Lazzaro	—	$—	25,781	$56,976
Kurt M. Rogers	30,000	$54,487	25,781	$56,976
  ______________

(1)	Value realized upon exercise is based on the closing sales price of our common stock on the New York Stock Exchange on the applicable exercise date.

(2)	Value realized upon vesting is based on the closing sales price of our common stock on the New York Stock Exchange on the applicable vesting date.
Impact of Compensation Policies on Risk Management
Our compensation committee, with the assistance of an independent compensation consultant, reviewed our compensation policies and practices for our employees, including executive officers, and determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on us. Our compensation committee noted several aspects of the design of our compensation program that reduce the likelihood of excessive risk-taking:

•	The program design provides a balanced mix of cash and equity, and annual and longer-term incentives, which we believe is consistent with practices of comparable companies.

•
We set varied performance goals that we believe are reasonable in light of past performance, future projections, market conditions, analyst expectations, and our debt covenants. These performance goals encourage a balanced emphasis on growth, profitability, and operational performance. If management overemphasized any single metric which increased risk to our long-term performance, it would likely be at the expense of other metrics resulting in a reduction in compensation. This balanced approach helps to mitigate risk and drive long-term performance.

•	Performance goals are team oriented rather than individually focused, and tied to measurable factors that are both transparent to stockholders and drivers of their returns.

•
Assuming achievement of at least a minimum level of performance, payouts under our performance-based plans result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach.

•	Maximum payout levels for bonuses based upon performance are capped (on each measure and overall).

•	Our compensation committee has discretion to adjust bonus payouts, including making downward adjustments.

•
In addition to stock options with exercise prices at market value on the date of grant, we use restricted stock units for equity awards because restricted stock units retain value even in a depressed market so that executives are less likely to take unreasonable risks to get, or keep, options “in-the-money.”

•	Four-year ratable vesting of equity awards limits employee ability to benefit from short-term risky behavior and encourages long-term decision making and value creation.

•
Under our stock ownership guidelines, each named executive officer is required to own a number of shares of company common stock having a value equal to the lesser of a multiple of his or her base salary or a fixed amount of shares ranging from 140,000 to 1,200,000 shares.

•
Our securities trading compliance policy prohibits all employees from engaging in certain highly speculative stock transactions, including entering into short sales of our common stock or buying or selling exchange-traded options (puts or calls) on our common stock.

Potential Post-Employment Payments
The following are descriptions of our employment arrangements with our named executive officers. The table following the description of our employment arrangements quantifies the potential payments and benefits to which the named executive officer would be entitled to under our arrangements with them for various scenarios involving a termination of employment or change-in-control. The amounts shown are estimated amounts that assume that the termination or change-in-control was effective as of December 31, 2012, and thus include amounts earned through such time. The actual amounts to be paid out can only be determined at the time of such executive’s separation.
Employment and Related Agreements
Marc P. Lefar
We are party to an agreement with Mr. Lefar providing for his employment, as Chief Executive Officer, for an initial term of three years, that was initially entered into in July 2008 and amended in November 2009. In accordance with the terms of that agreement, the term now automatically renews each July for additional one-year periods, unless either party gives notice prior to a stated period before the end of the then-current term. In the event of a change in control, the term will also be automatically extended until the first anniversary of the change of control if the term would otherwise be terminated within such one-year period, subject to automatic annual renewals as described above. As Chief Executive Officer, Mr. Lefar reports to our board of directors. All of our employees report to Mr. Lefar or one of his designees.
Under his employment agreement, Mr. Lefar is entitled to receive an annual base salary that is currently $975,000 and is subject to further review for increase not less often than annually by our compensation committee. Mr. Lefar is eligible to receive an annual performance-based bonus in accordance with our annual bonus program for senior executives. As required by the agreement, a review of Mr. Lefar’s target annual bonus was conducted in February 2013 and the target annual bonus set at 150% for 2013. In addition, Mr. Lefar's employment agreement provides for certain perquisites as described fully under “Perquisites” above.
During the term of his employment agreement, if we terminate Mr. Lefar’s employment without cause or he resigns with good reason or if Mr. Lefar receives notice of non-renewal of his employment agreement with us and, in each case, Mr. Lefar provides us with a general release of claims, he will be entitled to a prorated annual bonus for the year of termination, an amount equal to two times his base salary (one year in the event of non-renewal of Mr. Lefar’s employment agreement), payment of medical, dental, and vision continuation coverage premiums for Mr. Lefar and his dependents under COBRA in excess of the amount he would have paid if he were an active employee for the COBRA continuation coverage period until he receives such coverage from another employer, and up to $50,000 of outplacement services. If Mr. Lefar’s employment is terminated by reason of death or disability he will be entitled to a prorated annual bonus for the year of termination and an amount equal to his base salary for one year (reduced by the projected net amount of any disability benefits received by Mr. Lefar under our group disability policy).

Consistent with the employment agreement, the option agreements governing stock option grants made to Mr. Lefar provide that upon a change of control, all outstanding unvested options granted to Mr. Lefar will become fully vested and exercisable immediately prior to such change of control. Upon termination of Mr. Lefar’s employment without cause or by Mr. Lefar for good reason (in either case, other than in the context of a change of control), then for these options, an additional amount will vest and become immediately exercisable equal to the number of options that would vest on the next vesting tranche multiplied by a fraction where (1) the numerator is 12 plus the number of full and fractional months that had elapsed between the option vesting date immediately prior to such termination and such termination date and (2) the denominator is 12. Upon a non-renewal of the employment agreement by us, Mr. Lefar will vest pro rata in the next vesting tranche to the extent he continues to be employed by us beyond the expiration of the term of the employment agreement, such pro rata portion to be based on the full and fractional months that elapse from the day immediately after the expiration of such term through his termination of employment with us. The option agreements for options granted to Mr. Lefar prior to 2011 provide for the vesting of one-half of unvested shares covered by the options upon Mr. Lefar’s death or disability and that outstanding options will remain exercisable for one year, or until the end of the term of the option, if earlier. The option agreement for Mr. Lefar’s option grants in 2011 and after provide for the vesting of one-half of unvested shares covered by the options upon Mr. Lefar’s death or disability and that outstanding options will remain exercisable until the end of the term of the option. Upon a termination of Mr. Lefar’s employment by us without cause or for non-renewal, or by Mr. Lefar for good reason, all outstanding options granted to Mr. Lefar will, to the extent vested, remain exercisable for at least 180 days after the termination, or until the end of the term of the option, if earlier. Upon a termination of Mr. Lefar’s employment by Mr. Lefar without good reason, all vested outstanding options granted by us to Mr. Lefar will remain exercisable for at least 60 days after termination, or until the end of the term of the option, if earlier.
In addition, the agreements governing restricted stock unit grants made to Mr. Lefar provide that upon a change of control, all outstanding restricted stock units granted to Mr. Lefar will become fully vested upon such change of control. Upon termination of Mr. Lefar’s employment without cause or by Mr. Lefar for good reason (in either case, other than in the context of a change of control), for the restricted stock units, an additional amount will vest equal to the number of restricted stock units that would vest on the next vesting tranche multiplied by a fraction where (1) the numerator is 12 plus the number of full and fractional months that had elapsed between the vesting date immediately prior to such termination and such termination date and (2) the denominator is 12. Upon termination of Mr. Lefar’s employment in the event of death or disability 50% of unvested stock options and restricted stock units covered by those agreements vest.
The employment agreement provides that Mr. Lefar will receive an additional payment to reimburse him for any excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code, together with reimbursement for any additional taxes incurred by reason of such payments.
Under the terms of Mr. Lefar’s employment agreement, he has agreed not to disclose any confidential information concerning our business. In addition, Mr. Lefar has agreed not to solicit or to interfere with our relationship with any of our employees, officers or representatives or to interfere with our relationship with any of our customers, clients, suppliers, licensees or other business relations until 12 months following termination of his employment. Furthermore, Mr. Lefar has entered into a noncompetition agreement pursuant to which he has agreed not to provide services to the portion of any entity that sells and markets residential/home broadband connectivity or broadband voice service as an employee thereof or as a direct individual consultant thereto (or through an entity specifically formed for such activity) until 12 months following termination of his employment.
Barry L. Rowan
We entered into an employment agreement with Mr. Rowan that provided for Mr. Rowan’s employment for an annual base salary set at $485,000 for 2012. Mr. Rowan was eligible for an annual cash bonus in accordance with our annual bonus program, with a target bonus of 100% of his base salary. Mr. Rowan also participated in our employee benefit plans on the same basis as available to other senior executives or in certain circumstances on the same basis as available to our Chief Executive Officer.
Mr. Rowan’s employment was for an indefinite term subject to termination by him or by us upon 30 days’ notice. In the event Mr. Rowan’s employment was terminated without cause or he resigned with good reason, he would have been entitled to severance benefits equal to one year’s base salary plus his target bonus amount for the year in which his employment terminates, payable over a 12 month period, and a pro rata share (based on the portion of the year elapsed) of his bonus for the year in which his employment terminated, payable when, as and if under our bonus program such bonus would otherwise be paid. Mr. Rowan provided notice of his resignation on December 5, 2012, which was effective as of February 14, 2013. Mr. Rowan was not entitled to any severance payments under his employment agreement.
Consistent with the employment agreement, the option agreements governing stock option grants made to Mr. Rowan provide that upon a change of control, all outstanding unvested options granted to Mr. Rowan would have become fully vested and exercisable immediately prior to such change of control. If Mr. Rowan’s employment was terminated by us without cause or by Mr. Rowan for good reason, then all or a portion of his options then unvested would have vested; the options would have been equal to the number of options that would vest on the next vesting tranche multiplied by a fraction where (1) the numerator is 12 plus the number of full and fractional months that had elapsed between the vesting date immediately prior to such termination and such termination date and (2) the denominator is 12. The option agreements for Mr. Rowan’s option grants provided for the vesting of one-half of unvested shares covered by the options upon Mr. Rowan's death or disability and that outstanding options would remain exercisable until the end of the term of the option. In certain limited circumstances, if Mr. Rowan’s employment would have been considered to have terminated in connection with a change of control of us and benefits payable to Mr. Rowan became subject to excise taxes, he would have been entitled to additional cash payments from us sufficient to satisfy all the excise and any related income taxes to which he became subject.
In addition, the agreements governing restricted stock unit grants made to Mr. Rowan provided that upon a change of control, all outstanding restricted stock units granted to Mr. Rowan would have become fully vested upon such change of control. Upon termination of Mr. Rowan’s employment without cause or by Mr. Rowan for good reason (in either case, other than in the context of a change of control), for the restricted stock units, an additional amount would have vested equal to the number of restricted stock units that would have vested on the next vesting tranche multiplied by a fraction where (1) the numerator is 12 plus the number of full and fractional months that had elapsed between the vesting date immediately prior to such termination and such termination date and (2) the denominator is 12. Upon termination of Mr. Rowan’s employment in the event of death or disability 50% of unvested stock options and restricted stock units covered by those agreements would have vested.
In connection with his resignation effective February 14, 2013, Mr. Rowan forfeited all unvested stock options and restricted stock units. Vonage did agree to extend the period in which Mr. Rowan may exercise his vested options after termination to the first anniversary of his resignation date.
Mr. Rowan has entered into our forms of confidentiality and innovations agreement and non-competition agreement.
Barbara Goodstein
We and Ms. Goodstein entered into a letter agreement at the commencement of her employment with us. The letter agreement provides that in the event Ms. Goodstein's employment is terminated by us without cause or by her for good reason she is entitled to severance benefits equal to twelve months of base salary payable by us during our regular payroll cycle over the twelve month period following termination of employment. Ms. Goodstein entered into our forms of confidentiality and innovations agreement and non-competition agreement.

Kurt M. Rogers
We and Mr. Rogers entered into a letter agreement at the commencement of his employment with us (which was subsequently amended by Mr. Rogers and us in December 2010 and March 2012). The letter agreement, as amended, provides that in the event Mr. Rogers' employment is terminated by us without cause or by him for good reason he is entitled to severance benefits equal to twelve months of base salary payable by us during our regular payroll cycle over the twelve month period following termination of employment and a pro-rated portion of his target bonus payable by us during our regular payroll cycle over the six month period following termination of employment. Mr. Rogers is also entitled to reimbursement of lodging accommodations when Mr. Rogers is working out of our headquarters. We also reimburse Mr. Rogers for any taxes in respect of the lodging accommodations. Mr. Rogers entered into our form of confidentiality and innovations agreement.

Nicholas P. Lazzaro
We and Mr. Lazzaro entered into a letter agreement at the commencement of his employment with us (which was subsequently amended by Mr. Lazzaro and us in December 2010 and April 2012). The letter agreement, as amended, provides that in the event Mr. Lazzaro's employment is terminated by us without cause or by him for good reason he is entitled to severance benefits equal to twelve months of base salary payable by us during our regular payroll cycle over the twelve month period following termination of employment and a pro-rated portion of his target bonus payable by us during our regular payroll cycle over the six month period following termination of employment. Mr. Lazzaro is also entitled to air travel to and from our headquarters and his Atlanta, Georgia residence. In addition, we provide a corporate apartment when Mr. Lazzaro is working out of our headquarters and airport transportation services. We also reimburse Mr. Lazzaro for any taxes in respect of the air travel and corporate apartment. Mr. Lazzaro entered into our forms of confidentiality and innovations agreement and non-competition agreement.
On April 17, 2012, we entered into a Second Amendment to Offer Letter with Mr. Lazzaro. In approving the changes to our compensation arrangements with Mr. Lazzaro, our compensation committee considered his increased responsibilities for our mobile business beginning in April 2012, his responsibility for the execution of our mobile initiatives including our Vonage Mobile iPhone and Android applications, and his continuing oversight of product development and information technology. The Second Amendment provided for (i) an increase in the annual base salary to $395,000 from $370,000 and (ii) a one-time cash incentive award of $150,000 subject to a clawback provision providing for repayment of the cash incentive award in the event of certain terminations of Mr. Lazzaro's employment. In conjunction with the execution of the Second Amendment, the compensation committee approved a grant to Mr. Lazzaro of restricted stock units with an aggregate grant date fair value of $150,000, vesting in equal annual installments over a two-year period commencing on the first anniversary of the May 1, 2012 date of grant.
Acceleration of Vesting of Stock Options and Restricted Stock Units – Ms. Goodstein and Messrs. Rogers and Lazzaro
The option and restricted stock unit agreements for Ms. Goodstein, Mr. Rogers and Mr. Lazzaro provide for acceleration of vesting of (i) 100% of unvested stock options and restricted stock units covered by those agreements in the event of termination of employment without cause or for good reason prior to the first anniversary of a change in control and (ii) 50% of unvested stock options and restricted stock units covered by those agreements in the event of death or disability.

Potential Payments Upon Termination of Employment or Change-in-Control
The following table quantifies potential payments to our named executive officers upon termination of employment or change-in-control assuming the triggering event took place on December 31, 2012, the last business day of our last completed fiscal year. Barry Rowan ceased to be our Chief Financial Officer in February 2013 and did not receive any payments reported on this table upon termination.

Name	Cash Severance Payment	Bonus	Acceleration of Stock Options (Unvested) (1)	Acceleration of Restricted Stock Units (Unvested) (2)	Cont'tion of Medical/ Dental and Vision Benefits	Out- placement Services	Excise Tax Gross-up	Total Termination Benefits
Marc P. Lefar
Termination without cause or resignation for good reason	$1,900,000	$991,442	$1,418,961	$693,522	$24,349	$50,000		$5,078,274
Non-renewal of employment	$950,000	$991,442			$24,349	$50,000		$2,015,791
Termination upon death or disability	$950,000	$991,442	$830,422	$1,272,814				$4,044,678
Termination without cause or resignation for good reason following a change in control	$1,900,000	$991,442	$1,660,844	$2,545,629	$24,349	$50,000	$3,332,302	$10,504,566
Barry L. Rowan
Termination without cause or resignation for good reason	$970,000	$337,885	$1,321,916	$112,116				$2,741,917
Termination upon death or disability		$337,885	$768,831	$169,043				$1,275,759
Termination without cause or resignation for good reason following a change in control	$970,000	$337,885	$1,537,662	$338,085				$3,183,632
Barbara Goodstein
Termination without cause or resignation for good reason	$425,000							$425,000
Termination upon death or disability			$130,000					$130,000
Termination without cause or resignation for good reason following a change in control	$425,000		$260,000					$685,000
Nicholas P. Lazzaro
Termination without cause or resignation for good reason	$395,000	$237,000						$632,000
Termination upon death or disability			$201,836	$257,602				$459,438
Termination without cause or resignation for good reason following a change in control	$395,000	$237,000	$403,672	$515,205				$1,550,877
Kurt M. Rogers
Termination without cause or resignation for good reason	$425,000	$255,000						$680,000
Termination upon death or disability			$200,711	$170,896				$371,607
Termination without cause or resignation for good reason following a change in control	$425,000	$255,000	$401,422	$341,792				$1,423,214
_____________

(1)
The payments relating to stock options represent the value of unvested stock options as of December 31, 2012 that would be accelerated upon a change in control or termination of employment, calculated by multiplying the number of shares underlying unvested options by the excess of the closing price of our common stock on December 31, 2012 ($2.37) over the exercise price.

(2)
The payments relating to restricted stock units represent the value of unvested and accelerated restricted stock units as of December 31, 2012 calculated by multiplying the number of unvested shares by the closing price of our common stock on December 31, 2012 ($2.37).

DIRECTOR COMPENSATION
We use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties as well as the skill-level required by us of members of our board.
Cash Compensation Paid to Board Members
Directors’ annual retainer fees for 2012 were as follows:

• Chairman of the Board annual retainer (in lieu of board and committee meeting fees)*	$125,000
• Base annual retainer for all other non-employee directors*	$50,000
• Additional annual retainers*:
• Lead director and audit committee chairperson	$25,000
• Other audit committee members	$5,000
• Compensation committee chairperson and nominating and governance committee chairperson	$10,000
• Retainer for special committee (one-time upon appointment)	$5,000
* Pro-rated for actual service during the twelve-month period covered by the retainer.
Board and board committee meeting fees for 2012 for non-employee directors were as follows:
• Fees per in person board meeting attended (in person or telephonic participation)	$3,000
• Fees per in person standing board committee meeting (in person or telephonic participation):
• Audit committee
• Chairperson	$3,000
• Other member	$2,000
• Compensation committee
• Chairperson	$2,500
• Other member	$2,000
• Nominating and governance committee
• Chairperson	$2,500
• Other member	$2,000
• Fees per in person special committee meeting (in person or telephonic participation)	$2,000
• Fees per telephonic meeting attended:
• Telephonic audit committee meetings to review quarterly and annual SEC filings	$2,000
• All other telephonic Board and Committee meetings (including Special Committee meetings)	$1,000
We reimburse all directors for reasonable and necessary expenses they incur in performing their duties as directors of our company. In addition, our board of directors has authority to make payments to directors performing services determined by our board of directors, upon recommendation of the nominating and governance committee, to be extraordinary services which significantly exceed customary and routine services performed by a director, in an amount determined by our board of directors to be appropriate compensation for the services performed. We also provide health, vision and dental benefits to our Chairman of the Board.

Equity-Based Grants to Board Members and Stock Ownership Guidelines for Directors
On the date they commence service on our board of directors, newly elected directors receive an option to purchase 150,000 shares of our common stock at an exercise price equal to the closing price of our common stock as reported on the New York Stock Exchange on the date of the grant. The stock option vests over a period of four years, vesting as to 25% of the underlying shares on the first anniversary of the date of grant and as to the remaining underlying shares in equal quarterly installments thereafter. The stock options vest in full upon a change in control.
For 2012, on the first day of each quarter, non-employee directors of our company were awarded fully vested options to purchase 10,000 shares of our common stock (15,000 shares for Mr. Citron) at an exercise price equal to the closing price of our common stock on the New York Stock Exchange on the date of grant, or if such date is not a trading day, the closing selling price on the trading day immediately preceding the date of grant. In addition, on the first day of each quarter, non-employee directors of our company were awarded $10,000 of restricted stock (1.5x such share amount of restricted stock for Mr. Citron). The stock price used to calculate the number of shares of stock to be granted, all of which are fully vested, is the closing price of our common stock on the New York Stock Exchange on the date of grant, or if such date is not a trading day, the closing selling price on the trading day immediately preceding the date of grant. In order to be eligible for grants, a non-employee director must have served on our board for the entire previous quarter. Vested options are exercisable for two years after termination of service as a director. All unvested options vest upon a change of control if the director is serving at the time of the event.
Our board of directors has adopted stock ownership guidelines requiring our non-employee directors to maintain a minimum equity stake in the company. Our board of directors believes that these requirements help to ensure an alignment of director interests with those of stockholder interests and promote a focus on long-term growth. Non-employee directors must maintain a stock ownership level equal to the lesser of (i) three times our annual board retainer or (ii) 60,000 shares. Shares included in the calculation to assess compliance with the guidelines include shares owned outright and 75% of vested stock options (whether or not in-the-money). Each non-employee director must retain 25% of net stock options exercised or stock delivered from vested restricted stock units until the guidelines are met. All non-employee directors have met the guidelines other than Mr. Fisher, who joined our board of directors in January 2013, and Ms. Smyth who joined our board of directors in September 2012. Directors may be exempted from the guidelines and/or the retention ratio due to financial hardship as determined by the compensation committee in its discretion.

2012 Director Compensation
The following table summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All Other Compensation		Total
Jeffrey A. Citron	$125,000	$59,988	$101,592	$24,349	(3)	$310,929
Peter Barris (4)	$82,000	$29,996	$50,648			$162,644
Morton David	$101,000	$39,994	$67,728			$208,722
Michael A. Krupka	$106,000	$39,994	$67,728			$213,722
Jeffrey J. Misner	$110,000	$39,994	$67,728			$217,722
David C. Nagel	$73,000	$39,994	$67,728			$180,722
Joseph M. Redling	$74,000	$39,994	$67,728			$181,722
John J. Roberts	$108,000	$39,994	$67,728			$215,722
Carl Sparks	$75,000	$39,994	$67,728			$182,722
Margaret M. Smyth (5)	$45,832		$253,274			$299,106
 ____________

(1)
Stock awards consist only of restricted stock. The amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the grant date fair value, calculated in accordance with FASB ASC 718 by multiplying the number of shares of restricted stock awarded by the closing price of our common stock on the date of grant.

(2)
The amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the grant date fair value with respect to stock options, computed in accordance with FASB ASC 718. The assumptions used to calculate the value of stock options are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on February 13, 2013. Actual gains, if any, on shares acquired upon option exercises are dependent on other factors, including the holder’s continued board service through the option exercise period, the future performance of our common stock, and overall market conditions. There can be no assurance that the values reflected in this table will be achieved. For Ms. Smyth, the amounts shown include the grant date fair value of their initial grant of options to purchase 150,000 shares of our common stock computed in accordance with FASB ASC 718.

(3)	This amount represents health, vision and dental benefits.

(4)	Mr. Barris resigned from the board in September 2012.

(5)	Mrs. Smyth became a director in September 2012.
As of December 31, 2012, each director held options for the following aggregate number of shares:

Name	Number of Shares Underlying Outstanding Stock Options
Jeffrey A. Citron*	236,250
Peter Barris**	396,787
Morton David	170,537
Michael A. Krupka	218,750
Jeffrey J. Misner	211,250
David C. Nagel	230,000
Joseph M. Redling	200,000
John J. Roberts	406,787
Carl Sparks	210,000
Margaret M. Smyth	150,000
* Represents options granted under our director compensation programs. Excludes 4,544,597 shares of common stock issuable upon exercise of stock options held by Mr. Citron, issued when he was an executive officer of the Company. See Stock Ownership Information below for more information regarding the equity ownership of our officers and directors.
** Mr. Barris resigned from the Board of Directors effective September 6, 2012.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	43,582,753	$2.14	12,279,208	(1)
Equity compensation plans not approved by security holders (2)	—	—	—
Total	43,582,753	$2.14	12,279,208	(1)
 ________________

(1)
On March 11, 2008, the Board terminated Vonage’s 2001 Stock Incentive Plan, effective as of March 6, 2008. All shares of our common stock that remained available for issuance under the 2001 Stock Incentive Plan as of the effective date of the plan’s termination became available for issuance under the 2006 Incentive Plan. The termination of the 2001 Stock Incentive Plan did not affect any stock options or restricted stock awards previously granted under the 2001 Stock Incentive Plan. Since June 2011, the maximum number of shares of our common stock that are authorized for issuance under our 2006 Incentive Plan are 66,400,000. In addition, any shares underlying 2001 Stock Incentive Plan options that are canceled or expire without exercise will become available for issuance under the 2006 Incentive Plan, subject to the 66,400,000 maximum. Awards under the 2006 Incentive Plan may include restricted stock, unrestricted stock, restricted stock units, stock appreciation rights, performance shares or other equity-based awards, as our board of directors or compensation committee may determine.

(2)	We have no equity compensation plans not approved by our stockholders.
STOCK OWNERSHIP INFORMATION
The following table sets forth information regarding the beneficial ownership of our common stock as of April 12, 2013 by:

•	each person or group who is known by us to own beneficially more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our named executive officers, as defined under SEC rules; and

•	all of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 12, 2013 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. Except as indicated below, the address for each stockholder, director or named executive officer is 23 Main Street, Holmdel, New Jersey 07733.
This table assumes [______] shares of common stock outstanding as of April 12, 2013, assuming no exercise of outstanding options.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Beneficial Owners of More than 5%
Jeffrey A. Citron (1)	45,518,246	21.0%
The Vanguard Group, Inc. (2)	10,991,027	5.3%
Wellington Management Company, LLP (3)	19,661,417	9.5%
Directors, Director Nominees, and Named Executive Officers
Jeffrey A. Citron (1)	45,518,246	21.0%
Marc P. Lefar (4)	4,698,898	2.2%
Barry L. Rowan (5)	1,658,805	*
Nicholas P. Lazzaro (6)	783,276	*
Kurt M. Rogers (7)	640,581	*
Barbara Goodstein (8)	—	*
Morton David (9)	528,329	*
Stephen Fisher (10)	—	*
Michael A. Krupka (11)	2,349,784	1.1%
Jeffrey J. Misner (12)	333,137	*
David C. Nagel (13)	235,864	*
Joseph M. Redling (14)	168,923	*
John J. Roberts (15)	461,192	*
Carl Sparks (16)	190,500	*
Margaret Smyth (17)	22,112	*

All directors and executive officers as a group (17 persons) (17)	56,789,718	25.2%

*	Less than one percent.

(1)
Includes (i) 7,659,601 shares owned by Kyra Elyse Citron 1999 Descendants Annuity Trust; (ii) 7,663,999 shares owned by Noah Aidan Citron 1999 Descendants Annuity Trust; (iii) 178,959 shares of common stock owned by KEC Holdings; (iv) 2,000,000 shares held by a charitable organization for which Mr. Citron serves as a director; and (v) 3,732,186 shares of common stock issuable upon exercise of stock options. With respect to the shares held by the charitable organization, Mr. Citron disclaims beneficial ownership of such shares.

(2)
Based on a Schedule 13G filed February 11, 2013 by The Vanguard Group, Inc. disclosing sole voting power over 251,786 shares of common stock, sole power to dispose of or direct the disposition of 10,742,741 shares of common stock and shared power to dispose of or direct the disposition of 248,286 shares of common stock. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on an amendment to Schedule 13G filed on February 14, 2013 by Wellington Management Company, LLP disclosing shared voting power over 8,744,447 shares of common stock and shared power to dispose of or direct the disposition of 19,661,417 shares of common stock. The address of Wellington Management Company, LLP is 280 Congress Street, Boston, MA 02210.

(4)	Includes 4,609,438 shares of common stock issuable upon exercise of stock options.

(5)	Includes 1.644,824 shares of common stock issuable upon exercise of stock options.

(6)	Includes 727,140 shares of common stock issuable upon exercise of stock options.

(7)	Includes 584,140 shares of common stock issuable upon exercise of stock options.

(8)	Includes no shares of common stock issuable upon exercise of stock options.

(9)	Includes 170,537 shares of common stock issuable upon exercise of stock options.

(10)	Includes no shares of common stock issuable upon exercise of stock options.

(11)
Includes: (i) 2,001,647 shares as described below for entities associated with Bain Capital and (ii) 218,750 shares of common stock issuable upon exercise of stock options. Shares for entities associated with Bain Capital include (a) 1,747,634 shares owned by Bain Capital Venture Fund 2005, L.P., whose sole general partner is Bain Capital Venture Partners 2005, L.P. (“BCVP”), whose sole general partner is Bain Capital Venture Investors, LLC (“BCVI”); (b) 247,371 shares owned by BCIP Associates III, LLC, whose manager is BCIP Associates III, whose sole managing general partner is Bain Capital Investors, LLC (“BCI”) and whose attorney-in-fact with respect to such shares is BCVI; (c) 6,642 shares owned by BCIP Associates III-B, LLC, whose manager is BCIP Associates III-B, whose sole managing partner is BCI and whose attorney-in-fact with respect to such shares is BCVI; Mr. Krupka is the sole managing member of BCVI. Mr. Krupka is (a) a limited partner of BCVP, (b) a member of BCI and BCVI, and (c) a general partner of BCIP Associates III. Mr. Krupka and the entities listed above other than record holders of the shares listed above may each be deemed to share voting and dispositive power with respect to these shares, but each disclaims beneficial ownership of such shares except to the extent of their pecuniary interests therein. The address of each listed entity and individual is 111 Huntington Avenue, Boston, MA 02199.

(12)	Includes 211,250 shares of common stock issuable upon exercise of stock options.

(13)	Includes 183,125 shares of common stock issuable upon exercise of stock options.

(14)	Includes 125,000 shares of common stock issuable upon exercise of stock options.

(15)	Includes 406,787 shares of common stock issuable upon exercise of stock options.

(16)	Includes 144,375 shares of common stock issuable upon exercise of stock options.

(17)	Includes no shares of common stock issuable upon exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal year 2012, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.
In making these statements, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

APPENDIX A
VONAGE HOLDINGS CORP.
2006 INCENTIVE PLAN
(as amended and restated through June 6, 2013)

1.	Purposes of the Plan
The purposes of the Plan are to (a) promote the long-term success of the Company and its Subsidiaries and to increase stockholder value by providing Eligible Persons with incentives to contribute to the long-term growth and profitability of the Company by offering them an opportunity to obtain a proprietary interest in the Company through the grant of equity-based and other incentive awards and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries.

2.	Definitions and Rules of Construction
(a)Definitions
For purposes of the Plan, the following capitalized words shall have the meanings set forth below:
“Affiliate” means any Parent or Subsidiary.
“Annual Award” means an Award granted pursuant to Section 11 of the Plan.
“Award” means an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Unit, Annual Award or Other Award granted by the Committee pursuant to the terms of the Plan.
“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee that sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.
“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company, as constituted from time to time.
“Change of Control” means:
(i)    Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or
(ii)    The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)    There is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, more than 50 percent of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or
(iv)    The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, more than 50 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, to the extent that any Award the payment or settlement of which will accelerate upon a Change of Control provides for a “deferral of compensation” within the meaning of Section 409A of the Code, no event set forth herein shall constitute a Change of Control for purposes of the Plan or any Award Document unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company's assets” within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 162(m) of the Code, Section 16(b) of the Exchange Act and the applicable rules of the Exchange; provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.
“Common Stock” means the common stock of the Company or such other class of share or other securities as may be applicable under Section 14 of the Plan.
“Company” means Vonage Holdings Corp., a Delaware corporation, or any successor to all or substantially all of the Company's business that adopts the Plan.
“Effective Date” means the effective date of the initial public offering of the Company.
“Eligible Persons” means the individuals or entities described in Section 4(a) of the Plan who are eligible for Awards under the Plan.
“Exchange” means the New York Stock Exchange or such other securities exchange or quotation system on which the Company may be listed from time to time.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing selling price of a share of Common Stock on the trading day for which such valuation is made as reported on the Exchange or such other securities exchange or quotation system as may be designated by the Committee. For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price for the immediately preceding trading day and with the timing above adjusted accordingly.
“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.
“Non-Employee Director” means any member of the Board who is not an officer or employee of the Company or any Subsidiary.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.
“Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7 of the Plan.
“Other Award” means any form of Award other than an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Unit or Annual Award granted pursuant to Section 12 of the Plan.
“Parent” means a corporation that owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
“Participant” means an Eligible Person who has been granted an Award under the Plan.
“Performance Goal” means the performance measures established by the Committee, from among the performance criteria provided in Section 6(h) of the Plan, and set forth in the applicable Award Document.
“Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which Performance Goals are measured.
“Performance Stock” means a Target Number of Shares granted pursuant to Section 10(a) of the Plan.
“Performance Unit” means a right to receive a Target Number of Shares or cash in the future granted pursuant to Section 10(b) of the Plan.
“Permitted Transferees” means any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act.
“Person” means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

“Plan” means this Vonage Holdings Corp. 2006 Incentive Plan, as amended or restated from time to time.
“Plan Limit” means the maximum aggregate number of Shares that may be issued for all purposes under the Plan as set forth in Section 5(a) of the Plan.
“Plan Year” means the fiscal year of the Company or, if different, the calendar year, as determined by the Committee.
“Prior Plan” means the 2001 Stock Incentive Plan of Vonage Holdings Corp.
“Restricted Stock” means one or more Shares granted or sold pursuant to Section 9(a) of the Plan.
“Retirement Plan” means the Vonage 401(k) Retirement Plan or any successor thereto.
“Restricted Stock Unit” means a right to receive one or more Shares (or cash, if applicable) in the future granted pursuant to Section 9(b) of the Plan.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shares” means shares of Common Stock, as may be adjusted pursuant to Section 14 of the Plan.
“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Shares granted pursuant to Section 8 of the Plan.
“Subsidiary” means a business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board. Notwithstanding the above, with respect to an Incentive Stock Option, “Subsidiary” shall have the meaning set forth in Section 424(f) of the Code.
“Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company or with which the Company combines pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.
“Target Number” or “Target Payment” means the target number of Shares or cash value established by the Committee and set forth in the applicable Award Document.
(b)Rules of Construction
The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.	Administration
(a)Committee
The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:
(i)select the Participants from the Eligible Persons;
(ii)grant Awards in accordance with the Plan;
(iii)determine the number of Shares subject to each Award or the cash amount payable in connection with an Award;

(iv)determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, cancellation, payment, settlement, exercisability, Performance Periods, Performance Goals, and the effect, if any, of a Participant's termination of employment with the Company or any of its Subsidiaries or, subject to Section 6(d), a Change of Control of the Company;
(v)subject to Sections 17 and 18(e), amend the terms and conditions of an Award after the granting thereof;
(vi)specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;
(vii)construe and interpret any Award Document delivered under the Plan;
(viii)make factual determinations in connection with the administration or interpretation of the Plan;
(ix)adopt, prescribe, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;
(x)employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any advice, opinion or computation received therefrom;
(xi)vary the terms of Awards to take account of tax and securities law and other regulatory requirements or to procure favorable tax treatment for Participants;
(xii)correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan; and
(xiii)make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.
(b)Plan Construction and Interpretation
The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.
(c)Determinations of Committee Final and Binding
All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be made in the Committee's sole discretion and shall be final, binding and conclusive for all purposes and upon all persons interested herein.
(d)Delegation of Authority
To the extent permitted by applicable law, the Board or the Committee may delegate to a subcommittee or subcommittees of the Committee or to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future Affiliates and to exercise such other powers under the Plan as the Board or the Committee may determine, provided that the Board or the Committee shall fix the terms of the Awards to be granted by such officers (including the exercise price of the Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act), nor shall such delegation apply to Section 17 of the Plan. The Board may not delegate authority under this Section 3(d) to grant restricted stock, unless Delaware law then permits such delegation. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Board or the Committee delegates authority pursuant to this Section 3(d).

(e)Liability of Committee
Subject to applicable laws, rules and regulations: (i) no member of the Board or Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the members of the Board or the Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company's officers or employees, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.
(f)Action by the Board
Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.	Eligibility
(a)Eligible Persons
Awards may be granted to officers, employees, directors, Non‑Employee Directors, consultants, advisors and independent contractors of the Company or any of its Subsidiaries or joint ventures, partnerships or business organizations in which the Company or its Subsidiaries have an equity interest; provided, however, that only employees of the Company or a Parent or Subsidiary may be granted Incentive Stock Options. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant. Under the Plan, references to “employment” or “employed” include the engagement of Participants who are consultants, advisors and independent contractors of the Company or its Subsidiaries and the service of Participants who are Non-Employee Directors, except for purposes of determining eligibility to be granted Incentive Stock Options.
(b)Grants to Participants
The Committee shall have no obligation to grant any Eligible Person an Award or to designate an Eligible Person as a Participant solely by reason of such Eligible Person having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Person as a Participant for overlapping periods of time.

5.	Shares Subject to the Plan
(a)Plan Limit. Subject to adjustment as provided in Section 14 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 77,400,000 Shares (the “Plan Limit”). The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.
(b)Rules Applicable to Determining Shares Available for Issuance
The number of Shares remaining available for issuance will be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares actually delivered upon settlement or payment of the Award. For purposes of determining the number of Shares that remain available for issuance under the Plan, (i) the number of Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant's tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the Shares covered by a stock-settled Stock Appreciation Right, to the extent exercised, will not be added back to the Plan Limit. In addition, for purposes of determining the number of Shares that remain available for issuance under the Plan, the number of Shares corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that is settled through issuance of consideration other than Shares (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation.
(c)Special Limits
Anything to the contrary in Section 5(a) notwithstanding, but subject to adjustment under Section 14, the following special limits shall apply to Shares available for Awards under the Plan:
(i)the maximum number of Shares that may be issued pursuant to awards of Incentive Stock Options shall equal 20,000,000 Shares subject to Section 14 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions;
(ii) the maximum number of Shares that may be issued pursuant to Options and Stock Appreciation Rights granted to any Eligible Person in any calendar year shall equal 10,000,000 Shares;
(iii)the maximum amount that may be paid pursuant to Annual Awards granted to any Eligible Person in any calendar year is $5,000,000; and
(iv) the maximum amount that may be paid and the maximum number of Shares that may be issued pursuant to Awards (other than those Awards set forth in Section 5(c)(ii) and 5(c)(iii)) that may be awarded to any Eligible Person in any calendar year is $10,000,000 (with respect to Awards denominated in cash) or 10,000,000 Shares (with respect to Awards denominated in Shares).
(d)    Any Shares underlying Substitute Awards shall not be counted against the number of Shares remaining for issuance and shall not be subject to Section 5(c).

6.	Awards in General
(a)Types of Awards
Awards under the Plan may consist of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, Annual Awards and Other Awards. Any Award described in Sections 7 through 12 may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.
(b)Terms Set Forth in Award Document
The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which Award Document shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.
(c)Termination of Employment
The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant's termination of employment with the Company or any of its Subsidiaries. Subject to applicable laws, rules and regulations, in connection with a Participant's termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. Such provisions may be specified in the applicable Award Document or determined at a subsequent time.
(d)Change of Control
(i)    The Committee shall have full authority to determine the effect, if any, of a Change of Control of the Company or any Subsidiary on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time. Subject to applicable laws, rules and regulations, the Board or the Committee shall, at any time prior to, coincident with or after the effective time of a Change of Control, take such actions as it may consider appropriate, including, without limitation: (A) providing for the acceleration of any vesting conditions relating to the exercise or settlement of an Award or that an Award shall terminate or expire unless exercised or settled in full on or before a date fixed by the Committee; (B) making such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such Change of Control; (C) causing the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such Change of Control; or (D) permitting or requiring Participants to surrender outstanding Options and Stock Appreciation Rights in exchange for a cash payment equal to the difference between the highest price paid for a Share in the Change of Control transaction and the Exercise Price of the Award, which may be zero dollars.
(ii)    Subject to applicable laws, rules and regulations, the Committee may provide, in an Award Document or subsequent to the grant of an Award, for the accelerated vesting, exercisability and/or the deemed attainment of a Performance Goal with respect to an Award upon specified events similar to a Change of Control.
(iii)     Notwithstanding any other provision of the Plan or any Award Document, the provisions of this Section 6(d) may not be terminated, amended, or modified upon or after a Change of Control in a manner that would adversely affect a Participant's rights with respect to an outstanding Award without the prior written consent of the Participant. Subject to Section 17, the Board, upon recommendation of the Committee, may terminate, amend or modify this Section 6(d) at any time and from time to time prior to a Change of Control.
(e)Dividends and Dividend Equivalents
The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in Shares, and can be made in Shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Notwithstanding the foregoing, no dividends or dividend equivalents shall be paid with respect to Options or Stock Appreciation Rights.
(f)Fractional Shares
No fractional Shares shall be issued or delivered pursuant to any Award under the Plan. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
(g)Rights of a Stockholder
A Participant shall have no rights as a stockholder with respect to Shares covered by an Award (including voting rights) until the date the Participant or his nominee becomes the holder of record of such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 14.
(h)Performance-Based Awards

(i)The Committee may determine whether any Award under the Plan is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals to the extent required by Section 162(m) of the Code and will be subject to all other conditions and requirements of Section 162(m). The Performance Goals will be comprised of specified levels of one or more of the following performance measures as the Committee deems appropriate: net earnings, net income, or adjusted operating profit or loss (each before or after taxes); earnings per share; book value per share; costs; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, investment, capital, equity, sales, revenue, telephony services revenue, or adjusted average monthly revenue per line); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on investment, and pre-marketing operating income per line); adjusted earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; profitability of an identifiable business unit or product; share price (including, but not limited to, growth measures and total shareholder return); expense targets (including, but not limited to, subscriber line acquisition cost and average monthly direct costs of telephony services per line); margins; operating efficiency (including, without limitation, improvements in capital structure); market share; customer satisfaction (including, but not limited to, new subscriptions, lost subscriptions, and relations between the two); net subscriber line additions; working capital targets; cash value added; economic value added; market penetration; product introductions; platform availability; staff training; and corporate social responsibility policy implementation, in each case determined, where applicable, in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market or other index. Subject to compliance with Section 162(m) of the Code, the Committee may adjust the Performance Goals (including, without limitation, to prorate goals and payments for a partial Plan Year) in the event of the following occurrences: (i) non-recurring events, including divestitures, spin-offs, or changes in accounting standards or policies, (ii) mergers and acquisitions, and (iii) financing transactions. In addition, for Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Goals based on other criteria as it deems appropriate.
(ii)The Participants will be designated, and the applicable Performance Goals will be established, by the Committee within 90 days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m) of the Code). The outcome of the applicable Performance Goals must be substantially uncertain when the Committee establishes such Performance Goals. Each Participant will be assigned a Target Number or Target Payment payable if Performance Goals are achieved. Any payment of an Award granted with Performance Goals shall be conditioned on the written certification of the Committee in each case that the Performance Goals and any other material conditions were satisfied.
(iii)The Committee may determine, at the time of Award grant, that if performance exceeds the specified Performance Goals, the Award may be settled with payment greater than the Target Number or Target Payment, up to a maximum Award amount set at the time of the Award grant, which maximum Award shall in no event exceed the limits set forth in Section 5(c). Awards that are designed to constitute “qualified performance-based compensation” under Section 162(m) of the Code may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination thereof, as the Committee determines.

(i)Deferrals
In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant; provided, however, that the terms of any deferrals must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. No deferral opportunity shall exist with respect to an Award unless explicitly permitted by the Committee on or after the time of grant.
(j)Repricing of Options and Stock Appreciation Rights
Notwithstanding anything in the Plan to the contrary, an Option or Stock Appreciation Right shall not be granted in substitution for a previously granted Option or Stock Appreciation Right being canceled or surrendered as a condition of receiving a new Award, if the new Award would have a lower exercise price than the Award it replaces, nor shall the exercise price of an Option or Stock Appreciation Right be reduced once the Option or Stock Appreciation Right is granted. The foregoing shall not (i) prevent adjustments pursuant to Section 14 or (ii) apply to grants of Substitute Awards.

7.	Terms and Conditions of Options
(a)General
The Committee, in its discretion, may grant Options to Eligible Persons and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.
(b)Exercise Price
The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant. In no event shall the exercise price of an Option be less than 100 percent of the Fair Market Value of a Share on the date of grant; provided, however that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than 100 percent of the Fair Market Value.
(c)Term
An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option.
(d)Exercise; Payment of Exercise Price
Options shall be exercised by delivery of a notice of exercise in a form approved by the Company. Subject to the provisions of the applicable Award Document, the exercise price of an Option may be paid (i) in cash or cash equivalents, (ii) by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option, (iii) by a combination of cash and Shares equal in value to the exercise price, (iv) through net share settlement or similar procedure involving the withholding of Shares subject to the Option with a value equal to the exercise price or (v) by such other means as the Committee may authorize.
(e)Incentive Stock Options
The exercise price per Share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than 100 percent of the Fair Market Value of a Share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110 percent of the Fair Market Value on the date of grant of the Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option that would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, and that would be exercisable for the first time by such Participant during any calendar year. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the date on which the Plan is adopted by the Board. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time. Any Option that is intended to qualify as an Incentive Stock Option and fails to do so shall be a Nonqualified Stock Option.

8.	Terms and Conditions of Stock Appreciation Rights
(a)General
The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Persons. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right specified in the applicable Award Document. The grant price per share of Shares covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant, but in no event shall the grant price of a Stock Appreciation Right be less than 100 percent of the Fair Market Value of a Share on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Rights shall be in accordance with Section 409A of the Code and may be less than 100 percent of the Fair Market Value. Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Shares, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right. The term of a Stock Appreciation Right settled in Shares shall not exceed ten years.
(b)Stock Appreciation Rights in Tandem with Options
A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of Shares as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term as the related Option. The grant price of a Stock Appreciation Right granted in tandem with an Option shall equal the per-share exercise price of the Option to which it relates. Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of Shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of Shares covered by the Option exercise.

9.	Terms and Conditions of Restricted Stock and Restricted Stock Units
(a)Restricted Stock
The Committee, in its discretion, may grant or sell Restricted Stock to Eligible Persons. An Award of Restricted Stock shall consist of one or more Shares granted or sold to an Eligible Person, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the

Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.
(b)Restricted Stock Units
The Committee, in its discretion, may grant Restricted Stock Units to Eligible Persons. A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document, one or more Shares or, at the sole discretion of the Committee, cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the Shares at the time of payment. Restricted Stock Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled or settled. If and when the cancellation provisions lapse, the Restricted Stock Units shall become Shares owned by the applicable Participant.

10.	Terms and Conditions of Performance Stock and Performance Units
(a)Performance Stock
The Committee may grant Performance Stock to Eligible Persons. An Award of Performance Stock shall consist of a Target Number of Shares granted to an Eligible Person subject to achievement of Performance Goals over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document.
(b)Performance Units
The Committee, in its discretion, may grant Performance Units to Eligible Persons. A Performance Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document, a number of Shares or cash based on the Target Number or Target Payment, but which may vary above or below the Target Number or Target Payment (subject, in the case of Awards intended to constitute “qualified performance-based compensation,” to Section 6(h)(iii)), and the level of achievement of the Performance Goals under the Award over the applicable Performance Period. At the sole discretion of the Committee, Performance Units shall be settled through the delivery of Shares or cash, or a combination of Shares and cash, with a value equal to the Fair Market Value of the underlying Shares as of the date of such delivery (or, if the Committee so determines, as of the preceding trading date).

11.	Terms and Conditions of Annual Awards
The Committee, in its discretion, may grant Annual Awards to Eligible Persons with respect to a Plan Year. An Annual Award shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document, payment of an amount based on the Target Payment, but which may vary above or below the Target Payment (subject, in the case of Awards intended to constitute “qualified performance-based compensation,” to Section 6(h)(iii)), and the level of achievement of the Performance Goals under the Award over the applicable Plan Year. At the sole discretion of the Committee, Annual Awards shall be settled through the delivery of cash or Shares, or a combination of cash and Shares, with the value of any Shares deemed to be equal to their Fair Market Value as of the date of such delivery (or, if the Committee so determines, as of the preceding trading date).

12.	Other Awards
The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination thereof.

13.	Certain Restrictions
(a)Transfers

No Award shall be transferable other than pursuant to a beneficiary designation under Section 13(c), by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order, as the case may be; provided, however, that the Committee may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an Incentive Stock Option, for no consideration to a Permitted Transferee. Any Award transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant.
(b)Award Exercisable Only by Participant
During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Award has been transferred in accordance with Section 13(a). The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.
(c)Beneficiary Designation
The beneficiary or beneficiaries of the Participant to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit shall be determined under the Retirement Plan. In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant's lifetime. In the absence of a valid designation under the Retirement Plan or as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant's beneficiary shall be the Participant's estate.

14.	Recapitalization or Reorganization
(a)Authority of the Company and Stockholders
The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(b)Change in Capitalization
In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure (other than ordinary cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares or other property subject to outstanding Awards, the option exercise price, grant price or purchase price applicable to outstanding Awards, the special limits or sub-limits provided for in Section 5(c), and/or other value determinations applicable to the Plan or outstanding Awards.

15.	Term of the Plan
Unless earlier terminated pursuant to Section 17, the Plan shall terminate on the tenth anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the tenth anniversary of the Effective Date.

16.	Effective Date
The Plan shall become effective on the Effective Date, subject to approval by the stockholders of the Company prior thereto.

17.	Amendment and Termination
Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of the Exchange and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (b) to take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 14), or (c) to take into account significant acquisitions or dispositions of assets or other property by the Company.

18.	Miscellaneous
(a)Tax Withholding
The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements, except to the extent such requirement would cause a failure to comply with Section 409A of the Code. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares that were issued to the Participant to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.
(b)No Right to Awards or Employment
No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Person any right to be retained in the employ of the Company or any Subsidiary or other Affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other Affiliate thereof to terminate the employment of such Eligible Person at any time. No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and the Subsidiaries, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.
(c)Securities Law Restrictions

An Award may not be exercised or settled, and no Shares may be issued in connection with an Award, unless the issuance of such shares (i) has been registered under the Securities Act, (ii) has qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable foreign securities laws. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Person is acquiring the Shares for investment purposes and not with a view to the distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission and the Exchange, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)Section 162(m) of the Code
The Plan is intended to comply in all respects with Section 162(m) of the Code; provided, however, that in the event the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to a particular Award, compliance with Section 162(m) of the Code will not be required. In addition, if any provision of this Plan would cause Awards that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, to fail to so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.
(e)Section 409A of the Code
(i)The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 409A”), such that there are no adverse tax consequences, interest, or penalties as a result of the payments. Notwithstanding the Company's intention, in the event any Award is subject to Section 409A, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.
(ii)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or Award Document, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Document) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.
(iii)Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Document providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Document relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(f)Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States
To the extent that Awards under the Plan are awarded to Eligible Persons who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws, rules and regulations of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Persons who are subject to the laws of jurisdictions outside of the United States.
(g)No Guarantees Regarding Tax Treatment. Participants (and their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.
(h)Satisfaction of Obligations
Subject to applicable law, and except to the extent that it would cause a failure to comply with Section 409A of the Code, the Company may apply any cash, Shares, securities or other consideration received by a Participant upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise, including, without limitation, any tax obligations or obligations under a currency facility established in connection with the Plan.
(i)No Limitation on Corporate Actions
Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, whether or not such action would have an adverse effect on any Awards made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.
(j)Unfunded Plan
The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the issuance of Shares, cash or other form of payment in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company. The Committee may, but is not obligated, to authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares with respect to awards hereunder.
(k)Successors
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
(l)Application of Funds
The proceeds received by the Company from the sale of Shares pursuant to Awards will be used for general corporate purposes.
(m)Award Document
In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.
(n)Headings

The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.
(o)Severability
If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.
(p)Expenses
The costs and expenses of administering the Plan shall be borne by the Company.
(q)Arbitration
Any dispute, controversy or claim arising out of or relating to the Plan that cannot be resolved by the Participant on the one hand, and the Company on the other, shall be submitted to arbitration in the State of New Jersey under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided, however, that any such submission by the Participant must be made within one year of the date of the events giving rise to such dispute, controversy or claim. The determination of the arbitrator shall be conclusive and binding on the Company and the Participant, and judgment may be entered on the arbitrator's award in any court having jurisdiction. The expenses of such arbitration shall be borne by the Company; provided, however, that each party shall bear its own legal expenses unless the Participant is the prevailing party, in which case the Company shall promptly pay or reimburse the Participant for the reasonable legal fees and expenses incurred by the Participant in connection with such contest or dispute (excluding any fees payable pursuant to a contingency fee arrangement).
(r)Governing Law
Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

APPENDIX B
TAX BENEFITS PRESERVATION PLAN
TAX BENEFITS PRESERVATION PLAN, dated as of June 7, 2012 (the “Agreement”), between Vonage Holdings Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).
WITNESSETH:
WHEREAS, the Company has generated certain Tax Benefits (as defined in Section 1 hereof); and
WHEREAS, the Board of Directors of the Company (a) has determined that the Tax Benefits constitute valuable assets which are likely to inure to the benefit of the Company and its stockholders, (b) believes it is in the best interests of the Company and its stockholders to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and the Treasury Regulations (as defined in Section 1 hereof) promulgated thereunder, and thereby preserve the ability to fully utilize such Tax Benefits, and (c) desires, in furtherance of such objective, that the Company enter into this Agreement; and
WHEREAS, on June 7, 2012 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on June 18, 2012 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the close of business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof) (provided that Rights may be issued with respect to shares of Common Stock that become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations, Powers, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)“Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of four and nine/tenths percent (4.9%) or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that:
(i)    if the Board of Directors determines in good faith that a Person became the Beneficial Owner of a number of shares of Common Stock (including, without limitation, by way of inheritance or bequest) such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined, in good faith, by the Board of Directors), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person” (provided that such divestiture may be subject to terms and conditions satisfactory to the Board of Directors, including, without limitation, the disgorgement of any profit attributable to the Beneficial Ownership of the Common Stock being divested);
(ii)     an Existing Holder (as such term is hereinafter defined) shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Existing Holder shall become the Beneficial Owner of any additional shares of Common Stock (other than (A) pursuant to any grant or award of any securities to such holder approved by, or at the direction of, the Board of Directors or Compensation Committee of the Board of Directors, including through the exercise of options, rights, warrants or similar interests, the conversion of any convertible securities or the vesting of any restrictions in respect of any securities, (B) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock, or (C) as the result of contractual obligations that are or purport to be legally binding and entered into by such holder prior to, and not materially amended or modified after, the date of this Agreement); provided, however, that if, following the later of the date hereof or the date of the first public announcement of the adoption of this Agreement, any Existing Holder Beneficially Owns less than four and nine/tenths percent (4.9%) of the Common Stock then outstanding, such Existing Holder shall thereafter become an Acquiring Person if such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock such that after such acquisition it would be the Beneficial Owner of four and nine/tenths percent (4.9%) or more of the

Common Stock then outstanding (other than by the beneficial ownership of shares resulting from actions referenced in sub-clauses (A), (B) or (C) of this clause (ii)); and
(iii)     no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such Person so that such Person would otherwise become an “Acquiring Person;” provided, however, that if any such Person shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than beneficial ownership of shares resulting from actions referenced in sub-clauses (A), (B) or (C) of the preceding clause (ii)), then such Person shall be deemed to be an “Acquiring Person” unless upon becoming the Beneficial Owner of such additional shares of Common Stock such Person does not beneficially own four and nine/tenths percent (4.9%) or more of the shares of Common Stock then outstanding.
(b)“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.
(c)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the “Exchange Act”).
(d)A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities (and correlative terms shall have the correlative meanings):
(i)which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person's Affiliates or Associates; or
(ii)which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person's Affiliates or Associates; or
(iii)which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause (A) a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days or (B) officers and directors of the Company, solely by reason of their status as such, shall not constitute a group notwithstanding that they may be Associates of one another or may be deemed to constitute a group for purposes of Section 13(d) the Exchange Act or to be deemed to own securities owned by another officer or director of the Company.
Notwithstanding anything herein to the contrary, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” (and correlative terms shall have correlative meanings) securities which (A) such Person is considered to own under general federal income tax principles; (B) such Person would be deemed to constructively own (including pursuant to the “option” rules in Treasury Regulation Section 1.382-4) under Section 382 of the Code and the Treasury Regulations thereunder (without regard to any provision that disregards ownership that is reattributed); (C) such Person would be deemed to own together with any other Persons, as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or (D) otherwise would be aggregated with securities owned by such Person (other than solely by reason of such securities being part of the same “public group” as defined in Treasury Regulation Section 1.382-2T(f)(13)) pursuant to Section 382 of the Code and the Treasury Regulations thereunder.
(e)“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(f)“close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(g)“Code” shall have the meaning set forth in the preamble to this Agreement.
(h)“Common Stock” shall collectively mean the Common Stock of the Company as defined in the third recital hereof and any other common stock of the Company into or for which it is changed, converted or exchanged.
(i)“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(j)“Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.
(k)“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(l)“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(m)“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(n)“Excess Exchange Shares” shall have the meaning set forth in Section 27 hereof.
(o)“Excess Flip-In Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(p)“Excess Preferred Shares” shall have the meaning set forth in Section 27(c) hereof.
(q)“Excess Shares” shall have the meaning set forth in Section 7(a) hereof.
(r)“Exchange Ratio” shall have the meaning set forth in Section 27 hereof.
(s)“Exempt Person” shall mean: (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan; (iv) any Person who is an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations if, immediately after any increase in Beneficial Ownership of Common Stock by such Person, (A) no single mutual fund or qualified trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns pursuant to the last paragraph of the definition of “Beneficial Owner” 4.9% or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee Beneficially Owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of Common Stock then outstanding; or (v) any Person who, together with all Affiliates and Associates of such Person, is a Beneficial Owner of 4.9% or more of the shares of Common Stock outstanding and whose beneficial ownership would not, as determined by the Board of Directors in its sole discretion, be inconsistent with the purpose of this Agreement; provided, however, that if a Person is an Exempt Person solely by reason of clause (v) hereof, then such Person shall cease to be an Exempt Person if (A) such Person ceases to Beneficially Own 4.9% or more of the shares of the then outstanding Common Stock or (B) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its Tax Benefits.
A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempt Person shall not thereby become an Exempt Person.
(t)“Existing Holder” shall mean any Person who, together with its Affiliates and Associates, immediately prior to the later of the date hereof or the date of the first public announcement of the adoption of this Agreement, is the Beneficial Owner of four and nine/tenths percent (4.9%) or more of the Common Stock then outstanding.
(u)“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(v)“Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity.
(w)“Preferred Stock” shall mean shares of Series A Participating Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Participating Preferred Stock.
(x)“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.
(y)“Record Date” shall have the meaning set forth in the preamble of this Agreement.
(z)“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(aa)“Right” shall have the meaning set forth in the preamble of this Agreement.
(ab)“Rights Agent” shall have the meaning set forth in the preamble of this Agreement.
(ac)“Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(ad)“Rights Dividend Declaration Date” shall have the meaning set forth in the preamble of this Agreement.
(ae)“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(af)“Stock” shall mean the Preferred Stock and Common Stock.
(ag)“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person as confirmed by action of the Board of Directors taken by the affirmative vote of a majority of the Board of Directors.
(ah)“Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is Beneficially Owned, directly or indirectly, by such Person or otherwise controlled by such Person.
(ai)“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(aj)“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(ak)“Tax Benefits” shall mean any and all net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries, in each case, for U.S. federal income tax purposes.
(al)“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(am)“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as such regulations are amended from time to time.
(an)“Triggering Event” shall mean the occurrence of any Person becoming an Acquiring Person.
(ao)“Trust” shall have the meaning set forth in Section 27 hereof.
(ap)“Trust Agreement” shall have the meaning set forth in Section 27 hereof.
Section 2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.
Section 3.Issue of Rights Certificates.
(a)Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if such tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock (or in the case of uncertificated shares of

Common Stock, by the book-entry account that evidences record ownership for such shares) registered in the names of the holders of the Common Stock and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than the holder of any Rights that have become null and void pursuant to Section 7(e) hereof), at the address of such holder shown on the records of the Company, one or more rights certificates, substantially in the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
(b)As promptly as practicable following the Record Date, the Company or the Rights Agent shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates representing shares of Common Stock outstanding as of the Record Date (or shares registered in book-entry form), or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates representing such Common Stock (or by an appropriate notification in book-entry form) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock (or the transfer of shares registered in book-entry form) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.
(c)Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:
“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between Vonage Holdings Corp. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), dated as of June 7, 2012, as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”
With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of book-entry shares, until the earlier of (i) the Distribution Date, (ii) the Expiration Date or (iii) the redemption of Rights pursuant to Section 23 hereof, the Rights associated with the Common Stock represented by such certificates or registered in book-entry form shall be evidenced by such certificates alone or such registration in book-entry form, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates or book-entry shares shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding. Notwithstanding this paragraph (c), neither the omission of a legend, nor the failure to provide notice thereof (whether under this Section 3(c) or Section 4(b)), shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.Form of Rights Certificates.
(a)The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.”
Section 5.Countersignature and Registration.
(a)The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights

Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
(b)Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
Section 6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandth of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
(b)Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)Subject to Section 3(a), Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c) and Section 11(a)(iii) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the time at which the Rights are redeemed as provided in Section 23 hereof, (ii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iii) the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, (v) the close of business on June 7, 2013, provided that, prior to such date, the Board of Directors may determine to extend this Agreement to a date not later than the close of business on the third anniversary of the date of this Agreement as long as such extension is submitted to the stockholders of the Company for ratification at the 2013 Annual Meeting of Stockholders, or (vi) the close of business on the first Business Day following the date on which the Inspectors of Election for the Company's 2013 Annual Meeting of Stockholders certify that the vote on this Agreement at such meeting (with the required vote for such approval to be described in the Company's proxy statement relating to such Annual Meeting) reflects that stockholder approval of the Agreement has not been received (the earliest of (i) and (ii) and (iii) and (iv) and (v) and (vi) being herein referred to as the “Expiration Date”); provided, however, that in connection with any exercise effected pursuant to this Section 7, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Preferred Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the total number of shares of Stock then-outstanding (treating all shares of Stock as a single class). If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of in excess of 4.9% of total number of shares of Stock then-outstanding (such shares, the “Excess Shares”), in lieu of receiving such Excess Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Preferred Stock (as determined pursuant to Section 11(d) hereof) at the close of business on the trading day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.
(b)The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $10.00, and shall be subject to adjustment from time to time as provided in Sections 11 hereof and shall be payable in accordance with paragraph (c) below.
(c)Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandth of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights

Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute a note or other evidence of indebtedness or other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or evidences of indebtedness or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
(d)In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights Beneficially Owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.
(f)Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.Reservation and Availability of Capital Stock.
(a)The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.
(d)The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandth of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
(e)The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required (i) to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or (ii) to issue or deliver any certificates for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

Section 10.Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.
(i)In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided elsewhere in this Agreement including Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandth of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the “Adjustment Shares”); provided, however, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board of Directors may (but shall not be required to)

determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the total number of shares of Stock then-outstanding (treating all shares of Stock as a single class). If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of in excess of 4.9% of the total number of shares of Stock then-outstanding (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.
(ii)In the event that the number of shares of Common Stock which are authorized by the Company's Restated Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this subparagraph (iii) to the extent the Company determines the receipt thereof could limit the Company's ability to utilize the Tax Benefits; and provided, further, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Triggering Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, debt securities, other assets, or any combination of the foregoing which has an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the first occurrence of a Triggering Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b)In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d)(i)    For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(i)For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to inverse of one one-thousandth (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1000.
(e)Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest share of Common Stock or other share of capital stock or one one-thousandth of a share of Preferred Stock, as the case may be.

(f)If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandth of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one one-thousandth of a share of Preferred Stock) obtained by: (i) multiplying (x) the number of one one-thousandth of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandth of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandth of a share which were expressed in the initial Rights Certificates issued hereunder.
(k)Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandth of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandth of a share of Preferred Stock at such adjusted Purchase Price.
(l)In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandth of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandth of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(n)The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
(o)The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at anytime after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
Section 12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.
Section 13.[Reserved].
Section 14.Fractional Rights and Fractional Shares.
(a)The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
(b)The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d)The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.
Section 15.Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
Section 16.Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;
(b)after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
(c)subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and
(d)notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17.Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandth of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.Concerning the Rights Agent.
(a)The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage.
(b)The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
Section 19.Merger or Consolidation or Change of Name of Rights Agent.
(a)Any corporation into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
(f)The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
(h)The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause l and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.
Section 21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale;

provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.Redemption and Termination.
(a)The Board of Directors may, at its option, at any time prior to the close of business on the tenth day after any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, subject to adjustment as provided in Section 23(c) hereof (the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time after the Board of Directors' action to redeem the Rights on such basis and subject to such conditions, as the Board of Directors, in its sole and absolute discretion, may establish.
(b)Without any further action and without any notice, the right to exercise the Rights will terminate effective at the time so designated by action of the Board of Directors ordering the redemption of the Rights and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten (10) days after the effective time of the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made. At the option of the Board of Directors, the Redemption Price may be paid in cash to each Rights holder or by the issuance of shares (and, at the Company's election pursuant to Section 14(b) hereof, cash in lieu of fractions of shares other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock or Common Stock having an aggregate Current Market Price equal to such cash payment.
(c)In the event the Company shall at any time after the date of this Agreement but before such time as any Person becomes an Acquiring Person (i) pay any dividend on Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock and as a consequence thereof the number of Rights outstanding shall change, then, and in each such event, the Redemption Price may, by action of the Board of Directors in its discretion, be appropriately adjusted in respect of such transaction so as to maintain the aggregate Redemption Price of all Rights after such transaction at the same amount, insofar as practicable, as before the transaction.
Section 24.Notice of Certain Events.
(a)In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.
(b)In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Vonage Holdings Corp.
23 Main Street, Holmdel
Holmdel, New Jersey 07733
Attention: Chief Legal Officer
Telephone: (732) 444-2364
Facsimile: (732) 202-5221
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Corporate Trust Department
Telephone: (718) 921-8360
Facsimile: (718) 765-8719

with copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 26.Supplements and Amendments. For as long as the Rights are then redeemable, the Company (at the direction of the Board of Directors) may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. At any time when the Rights are not then redeemable, the Company (at the direction of the Board of Directors) may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or any other Person in whose hands Rights are null and void under the provisions of Section 7(e) hereof), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment and, subject to the last sentence of this Section 26, such amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement.
Section 27.Exchange.
(a)The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) by exchanging for each such Right one share of Common Stock of the Company, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such number of shares of Common Stock per Right being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 27, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the shares of Stock then-outstanding (treating all shares of Stock as a single class). If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this subsection (a) that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of shares of stock in excess of 4.9% of the shares of Stock then-outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of

Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 27, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.
(b)Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 27(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.
(c)In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provisions to substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof having an aggregate value equal the then Current Market Price per share of the Common Stock (determined pursuant to Section 11(d) hereof) multiplied by the Exchange Ratio, provided, however, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Preferred Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the Preferred Stock to be then-outstanding. If a holder would, but for the previous sentence, be entitled to receive a number of shares of Preferred Stock that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of in excess of 4.9% of the Preferred Stock to be then-outstanding (such shares, the “Excess Preferred Shares”), in lieu of receiving such Excess Preferred Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Preferred Shares that would otherwise have been issuable to such holder.
(d)The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 27(d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 27.

Section 28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.
Section 30.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).
Section 31.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors.
Section 32.Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.
Section 33.Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
Section 34.Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:	VONAGE HOLDINGS, CORP.

By:/s/ Randy K. Rutherford	By:/s/ Barry L. Rowan
Name:Randy K. Rutherford, Esq.	Name:Barry L. Rowan
Title:Attorney-at-Law State of New Jersey	Title:Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

Attest:	American Stock Transfer & Trust Company, LLC

By:/s/ Marianela Patterson	By:/s/ Paula Caroppoli
Name:Marianela Patterson	Name: Paula Caroppoli
Title:Relationship Manager	Title:Senior Vice President

EXHIBIT A
CERTIFICATE OF DESIGNATIONS, POWERS, PREFERENCES
AND RIGHTS OF SERIES A PARTICIPATING PREFERRED STOCK

of

VONAGE HOLDINGS CORP.

Pursuant to Section 151 of the General Corporation Law
of the State of Delaware

Vonage Holdings Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly held and called on June 7, 2012:
 RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation by its Restated Certificate of Incorporation of the Corporation, the Board of Directors duly adopted the following resolutions:
RESOLVED, that, pursuant to Article IV of the Corporation's Restated Certificate of Incorporation (which authorizes 5,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”)), the Board of Directors hereby, creates a series of Preferred Stock designated Series A Participating Preferred Stock (“Series A Participating Preferred Stock”) and fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:
 RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:
1.Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock” and the number of shares constituting such series shall be 250,000.
2.Dividends and Distributions.
(a)Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation ranking prior and superior to the Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to (subject to the provision for adjustment hereinafter set forth), 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend

Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after June 7, 2012 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)The Corporation shall declare a dividend or distribution on the outstanding shares of Series A Participating Preferred Stock as provided in Paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(c)Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.
3.Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:
(a)Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)Except as otherwise provided in the Restated Certificate of Incorporation, or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c)Except as otherwise required by applicable law or as set forth herein, the shares of Series A Participating Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

4.Certain Restrictions.
(a)Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;
(ii)declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or
(iv)purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5.Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
6.Liquidation, Dissolution or Winding Up.
(a)Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to $0.001 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common

Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
8.No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.
9.Ranking. Unless otherwise provided in the Restated Certificate of Incorporation of the Corporation, or a certificate of designations relating to a subsequent series of preferred stock of the Corporation, the Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's preferred stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and senior to the Common Stock.
10.Amendment. The certificate of incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.
11.Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.
IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this 7th day of June 2012.
VONAGE HOLDINGS CORP.

By: _______________________________
Name:
Title:

Exhibit B
[Form of Rights Certificate]
Certificate No. R-    Rights
THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).] ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.
Rights Certificate

VONAGE HOLDINGS CORP.
This certifies that ______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 7, 2012 (as it may be amended from time to time, the “Rights Agreement”), between Vonage Holdings Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 7, 2013 (subject to extension by the Board of Directors as provided in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $10.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of June 7, 2012 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.
Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Triggering Event.
As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Triggering Event.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement). In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, shares of preferred stock of the Company having essentially the same value or economic rights as such shares or other consideration as provided by the Rights Agreement. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.
No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of _____________.

Attest:	VONAGE HOLDINGS CORP.

By: Secretary	By:
Name:	Name:
Title:	Title:

Countersigned:

Attest:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	By: Authorized Signature
Name:
Title:
[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED ___________ hereby sells, assigns and transfers unto ___________ (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated: ___________
Signature: ________________
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:

(1)    this Rights Certificate [   ] is [   ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [   ] did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: ___________
Signature: ________________
Signature Guaranteed:
NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
To:    VONAGE HOLDINGS CORP.:

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address):

Dated:
Signature:
Signature Guaranteed:
Certificate

The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Rights Certificate [   ] are [   ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [   ] did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
(3)    to the best knowledge of the undersigned, exercise of the Rights evidenced by the Rights Certificate [   ] will result [   ] will not result in it, together with its Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the total number of shares of Stock then-outstanding (treating all shares of Stock as a single class).

Dated:
Signature:
Signature Guaranteed:
NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE SERIES A PARTICIPATING PREFERRED STOCK
AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED OR TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.
SUMMARY OF TERMS
TAX BENEFITS PRESERVATION PLAN

Purpose
The purpose of the Tax Benefits Preservation Plan (“Rights Agreement”) described in this summary of terms is to preserve the value of the deferred tax assets (“Tax Benefits”) of Vonage Holdings Corp. (“Vonage”) for U.S. federal income tax purposes.

Form of Security
The Board will declare a dividend of one preferred stock purchase right for each outstanding share of common stock, par value $0.001 per share, of the Company (“Common Stock”), payable to holders of record as of the close of business on June 18, 2012 (each a “Right” and collectively, the “Rights”).

Exercise
Prior to the “Distribution Date,” as discussed below, the Rights are not exercisable. After the Distribution Date, each Right is exercisable to purchase, for $10.00 (the “Purchase Price”), one one-thousandth of a share of Series A Participating Preferred Stock, $0.001 par value per share, of Vonage (“Preferred Stock”), subject to adjustment in accordance with the terms of the Rights Agreement.

Distribution Date
Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. On or after the Distribution Date, subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock. The Distribution Date will occur upon the earlier of (i) ten (10) business days following the date of a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding shares of Common Stock or such earlier date on which a majority of the Board of Directors becomes aware of the existence of an Acquiring Person (such date being the “Stock Acquisition Date”) or (ii) ten (10) business days (or such later time as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person.
An Acquiring Person would not include, among others: (i) Vonage or any of its subsidiaries; (ii) employee benefit plans and persons holding shares of Common Stock on behalf of such plans; (iii) existing 4.9% stockholders (unless they increase their percentage stock ownership); (iv) persons or groups who, in the Board's view, have inadvertently become 4.9% stockholders, unless and until such person or group shall have failed to divest, as soon as practicable, sufficient shares of Common Stock such that they would no longer be a 4.9% stockholder (upon terms or conditions satisfactory to the Board); (v) an “investment advisor” to mutual funds or trustees of certain qualified trusts if immediately after any increase in Beneficial Ownership of Common Stock by such Person (A) no single mutual fund or qualified trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns 4.9% or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee Beneficially Owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of Common Stock then outstanding; and (vi) 4.9% stockholders whose acquisitions, in the Board's view, would not be inconsistent with the purpose of the Rights Agreement.

Flip-In
In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of Vonage), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (the “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or its Affiliates and Associates and certain transferees thereof will be null and void.

Exchange
At any time after the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights beneficially owned by an Acquiring Person or any other Rights that shall be deemed void under the terms of the Rights Agreement), in whole or in part, at an exchange ratio equal to one share of Common Stock per Right (subject to adjustment).

Redemption
At any time until the close of business on the tenth day following the Stock Acquisition Date, Vonage may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights (or at the effective time of such redemption designated by the Board), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Expiration
The Rights will expire on the earliest of (i) the time at which the Rights are redeemed pursuant to the Rights Agreement, (ii) the time at which the Rights (other than Rights owned by an Acquiring Person) are exchanged pursuant to the Rights Agreement, (iii) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, (v) the close of business on June 7, 2013, provided that, prior to such date, the Board of Directors may determine to extend the Rights Agreement to a date not later than the close of business on the third anniversary of the date of the Rights Agreement as long as such extension is submitted to the stockholders of the Company for ratification at the 2013 Annual Meeting of Stockholders, or (vi) the first business day after the date on which the Inspectors of Election for the Company's 2013 Annual Meeting of Stockholders certify that the Rights Agreement has not been approved by stockholders at that meeting.

Amendments
Any of the provisions of the Rights Agreement may be amended by the Board for so long as the Rights are redeemable (other than changes to the redemption price, which may not be amended). After the time that the Rights are redeemable, the provisions of the Rights Agreement may be amended by the Board provided that no such amendment may (i) adversely affect the interests of the holders of the Rights, (ii) cause the Rights Agreement to again become amendable or (iii) cause the Rights to again become redeemable.

Stockholder Rights
Until a Right is exercised, the holder thereof, as such, will have no rights as a Vonage stockholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to Vonage, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) as set forth above or in the event the Rights are redeemed.

Antidilution Provisions
The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from Vonage. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, the complete terms of which are hereby incorporated by reference.

APPENDIX C
VONAGE HOLDINGS CORP.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO ADJUSTED EBITDA
(Dollars in thousands)
(unaudited)

	For the Years Ended December 31,
	2012	2011	2010
Income from operations	$64,610	$116,350	$95,054
Depreciation and amortization	33,324	37,051	53,073
Loss from abandonment of software assets	25,262	—	—
Share-based expense	11,975	14,279	8,255
Adjusted EBITDA	$135,171	$167,680	$156,382
VONAGE HOLDINGS CORP.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO
NET INCOME EXCLUDING ADJUSTMENTS
(Dollars in thousands)
(unaudited)

	For the Years Ended December 31,
	2012	2011	2010
Net income (loss)	$36,627	$409,044	$(83,665)
Loss from abandonment of software assets	25,262	—	—
Change in fair value of embedded features within notes payable and stock warrant	—	950	99,338
Income taxes expense (benefit)	22,095	(322,704)	—
Loss on extinguishment of notes	—	11,806	31,023
Net income excluding adjustments	$83,984	$99,096	$46,696

VONAGE HOLDINGS CORP.
FREE CASH FLOW
(Dollars in thousands)
(unaudited)

	For the Years Ended December 31,
	2012	2011
Net cash provided by operating activities	$119,843	$146,786
Less:
Capital expenditures	(13,763)	(12,636)
Intangible assets	—	(3,725)
Acquisition and development of software assets	(12,987)	(22,292)
Free cash flow	$93,093	$108,133

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VONAGE HOLDINGS CORP.
PO BOX 310
HOLMDEL, NJ 07733

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VG2013**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M57374-P38411 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VONAGE HOLDINGS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael A. Krupka
02) David C. Nagel
03) Margaret M. Smyth

The Board of Directors recommends you vote FOR the following proposals:

NOTE: To transact other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at http://ir.vonage.com.

M57375-P38411

VONAGE HOLDINGS CORP.
Annual Meeting of Stockholders
June 6, 2013 10:00AM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) revoking all prior proxies hereby appoint(s) Kurt Rogers, Randy Rutherford and Henry Pickens, or any of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VONAGE HOLDINGS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time on June 6, 2013 live via the Internet at www.virtualshareholdermeeting.com/VG and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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